                        File Nos. 33-11465 and 811-4987


     As Filed with the Securities and Exchange Commission on April 28, 1999



                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 14
                                                     --

                                       to
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                             (Exact Name of Trust)

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama  35233
                    (Address of Principal Executive Office)

                             _____________________

                          John H. Livingston, Esquire
                    United Investors Life Insurance Company
                            2001 Third Avenue South
                           Birmingham, Alabama  35233
               (Name and Address of Agent for Service of Process)

                                    Copy to:
                         Frederick R. Bellamy, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2415

                        ________________________________



It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [x]  on April 30, 1999 pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]  on ______________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of securities being registered: Variable Life Insurance Policies

                                   Prospectus
                                  May 1, 1999

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage ISM variable life insurance policy, which is issued by:

United Investors Life Insurance Co.
2001 Third Avenue South
Birmingham, Alabama 35233
Telephone: (205) 325-4300

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
 . We do not guarantee how any of the investment divisions will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.

                                 ADVANTAGE ISM
                            VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Life Variable Account

   The policy offers a choice of 11 investment divisions of United Investors Life Variable Account. Each variable investment division invests in one of the following portfolios of Target/United Funds, Inc.:

   . Asset Strategy Portfolio
   . Balanced Portfolio
   . Bond Portfolio
   . Growth Portfolio
   . High Income Portfolio
   . Income Portfolio
   . International Portfolio
   . Limited-Term Bond Portfolio
   . Money Market Portfolio
   . Science and Technology Portfolio
   . Small Cap Portfolio

   The prospectus for Target/United Funds, Inc. is attached; it describes these portfolios.

There is no guaranteed or minimum policy value; the policy value will fluctuate with investment performance of the variable investment divisions. If the loan balance exceeds the policy value less surrender charges, or if the surrender value becomes insufficient to cover the annual deduction of charges under the policy, the policy may terminate without value.

Generally, the policy will be a modified endowment contract for Federal income tax purposes. Therefore, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the policy. In addition, prior to your reaching actual age 59 1/2, these distributions generally would be subject to a 10% penalty tax.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                 U-1003, Ed.5-99

Table of Contents
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   1
  Taxes.....................................................................   3
  Cash Benefits.............................................................   3
  Death Benefit.............................................................   3
  Termination...............................................................   3
  Other Information.........................................................   3
  Inquiries.................................................................   4

United Investors Life Variable Account......................................   5
  Target/United Funds, Inc..................................................   5
  Fund Management and Fees..................................................   7

The Policy..................................................................   8
  Applying for a Policy.....................................................   8
  "Free Look" Right to Cancel the Policy....................................   8
  Premiums..................................................................   8
  Transfers.................................................................   9
  Dollar-Cost Averaging.....................................................  10
  Surrender of the Policy...................................................  10
  Policy Loans..............................................................  10
  Requesting Payments.......................................................  12
  Reports to Owners.........................................................  12
  Other Policy Provisions...................................................  12
  Assignment and Change of Owner............................................  14

Charges and Deductions......................................................  14
  Deductions from Premiums..................................................  14
  Annual Deduction..........................................................  14
  Mortality and Expense Risk Charge......................................... 15
  Federal Taxes.............................................................  16
  Surrender Charge..........................................................  16
  Fund Expenses.............................................................  16
  Reduction in Charges for Certain Groups...................................  16

Policy Values...............................................................  16
  Policy Value..............................................................  16
  Variable Account Value....................................................  17

Death Benefits..............................................................  18
  Amount of Death Benefit Payable...........................................  18
  Changing the Minimum Death Benefit........................................  19
  Beneficiary...............................................................  20

Tax Considerations..........................................................  20
  Introduction..............................................................  20
  Tax Status of the Policy..................................................  20
  Tax Treatment of Policy Benefits..........................................  21
  Taxation of United Investors..............................................  22
  Employment-Related Benefit Plans..........................................  23

Other Information...........................................................  23
  United Investors Life Insurance Company...................................  23
  Sale of the Policies......................................................  24
  Changing the Variable Account.............................................  24
  Voting of Portfolio Shares................................................  25
  Addition, Deletion, or Substitution of Investments........................  25
  Other Information.........................................................  26
  Litigation................................................................  26
  Legal Matters.............................................................  26
  Experts...................................................................  26
  Financial Statements......................................................  26

Appendix A: Death Benefit Factors...........................................  27

Appendix B: Hypothetical Illustrations......................................  28
Appendix C: Directors and Officers of United Investors......................  33
Appendix D: Glossary........................................................  35
Appendix E: Financial Statements............................................ F-1




--------------------------------------------------------------------------------

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is in any way similar or comparable to an investment in a mutual fund.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy.

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know and consider before purchasing the Advantage I variable life insurance policy. Certain terms and phrases used in this prospectus are explained in Appendix D.

The Policy

   The Advantage I variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to change the minimum death benefit payable under the policy.

(c) provides the opportunity for cash value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to surrender the policy completely or to borrow against the policy value. Loans will affect the policy value and may affect the death benefit and termination of the policy. Generally, surrenders and loans will both be treated as taxable distributions.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

Payment of Premiums

   You can purchase the policy with a single premium payment of at least $5,000. However, extra premiums may be required to prevent policy termination under certain circumstances. Within limits, you can pay additional premiums after the first policy year.

Funding Choices

   You may divide your Advantage I policy value among the eleven portfolios of Target/United Funds, Inc. There is no guaranteed or minimum policy value. Instead, your policy value will go up or down with the performance of the particular Target/United Funds, Inc. portfolios you select (and the deduction of charges). You will lose money if the investment performance of the portfolios you select is not sufficiently positive to cover the charges under the policy.

   The eleven portfolios of Target/United Funds, Inc. currently are:

  . Asset Strategy Portfolio
  . Balanced Portfolio
  . Bond Portfolio
  . Growth Portfolio
  . High Income Portfolio
  . Income Portfolio
  . International Portfolio
  . Limited-Term Bond Portfolio
  . Money Market Portfolio
  . Science and Technology Portfolio
  . Small Cap Portfolio

Charges and Deductions

   We do not deduct any charges from your initial premium--we credit the entire amount to your policy value. However, there are charges totaling 12% of your initial premium, deducted in ten annual installments. Specifically, on each of the first ten policy anniversaries, we deduct 1.20% of the initial premium payment. This charge consists of:

(a) 0.85% for sales expenses;

(b) 0.10% for underwriting and issue expenses; and

(c) 0.25% for premium taxes.

   We deduct a 6% sales load and a 2.5% premium tax charge from any additional premium payments after the initial premium payment (except for grace period premiums).

   On every policy anniversary (including the first ten), we deduct:

(a) a mortality charge for the cost of insurance (determined by the insured's attained age, sex, and risk classification); and

(b) a $50 charge for certain administrative expenses.

   Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.60% of those assets. We guarantee not to increase this mortality and expense risk charge.

   In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Target/United Funds, Inc. See the table below for a summary of these portfolio expenses.

                 Target/United Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                                                               Total
                          Management   12b-1       Other     Portfolio
         Portfolio           Fee     Fees(/2/) Expenses(/3/) Expenses
            ----------------------------------------------------------
         Asset Strategy      0.79%     0.25%       0.19%       1.23%
            ----------------------------------------------------------
         Balanced            0.59%     0.25%       0.06%       0.90%
            ----------------------------------------------------------
         Bond                0.52%     0.25%       0.06%       0.83%
            ----------------------------------------------------------
         Growth              0.69%     0.25%       0.02%       0.96%
            ----------------------------------------------------------
         High Income         0.64%     0.25%       0.05%       0.94%
            ----------------------------------------------------------
         Income              0.69%     0.25%       0.03%       0.97%
            ----------------------------------------------------------
         International       0.79%     0.25%       0.15%       1.19%
            ----------------------------------------------------------
         Limited-Term
          Bond               0.54%     0.25%       0.17%       0.96%
            ----------------------------------------------------------
         Money Market        0.49%     0.25%       0.09%       0.83%
            ----------------------------------------------------------
         Science and
          Technology         0.69%     0.25%       0.12%       1.06%
            ----------------------------------------------------------
         Small Cap           0.84%     0.25%       0.04%       1.13%

(/1/) These expenses are deducted directly from the assets of the Target/United Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed, Inc., the investment adviser of Target/United Funds, Inc., supplied the above information, and we have not independently verified it. See the Target/United Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc. (the principal underwriter of Target/United Funds, Inc.) of no more than 0.25% of the portfolio's average annual net assets. The fee reimburses Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain the policies. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940. Waddell & Reed, Inc. is also the principal underwriter of the policies.

(/3/) Other Expenses are those incurred for the year ended December 31, 1998.

   Actual expenses of Target/United Funds, Inc. may be greater or less than those shown.

   If you surrender the policy during the first eight policy years, we deduct a surrender charge from the policy value. The surrender charge rate is 8% of the initial premium for a surrender occurring in the first policy year. The surrender charge rate decreases by 1% per year.

Taxes

   We intend for the policy to satisfy the definition of a life insurance contract under the Internal Revenue Code. The death benefit paid under a life insurance contract generally should be excludable from the gross income of the recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit.

   The policies generally will be modified endowment contracts. See "Tax Considerations" for a discussion of when distributions could be subject to Federal income tax or penalty tax.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) plus any loan balance. The policy value may be substantially less than the premiums paid.

   Policy Loans. After the first policy year, you may take loans in aggregate amounts of up to 90% of the policy value, less surrender charges and loan interest to the next policy anniversary. Policy loans reduce the amount available for allocations and transfers.

   Surrender. You may surrender the policy at any time for its surrender value. The surrender value is the policy value less any loan balance and any applicable surrender charges. Only full surrenders are allowed; partial surrenders are not permitted.

Death Benefit

   So long as the policy remains in force, the death benefit payable will be the greater of:

(a) the policy's minimum death benefit; or

(b) a multiple of the policy value (up to 2 1/2 times the policy value).

   The death benefit therefore may, like the policy value, increase or decrease to reflect the performance of the variable investment divisions (to which your policy value is allocated). Subject to certain limits, you may change the policy's minimum death benefit.

   Any outstanding loan balance reduces the death benefit proceeds.

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficient to cover the charges deducted under the policy.

   If a policy's loan balance exceeds its policy value less surrender charges, or if its surrender value becomes insufficient to cover the annual deduction when due, then the policy will terminate without value after a grace period.

Other Information

   Free Look: For ten days after you receive the policy, you may cancel the policy and receive a full refund of the premium that was paid (or the amount required by your state, if greater). During this period, the entire policy value is held in the money market investment division.

   Transfers: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions up to 12 times in a policy year.

   Dollar-Cost Averaging: Before the maturity date, you may have automatic monthly transfers of a predetermined dollar amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in

Appendix B to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the initial premium accumulated with interest and demonstrate that the policy value may be low (compared to the premium plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

   Financial Information: Our financial statements, and financial statements for the variable investment divisions, are in Appendix E to this prospectus.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 156
Birmingham, Alabama 35201-0156
Telephone: (205) 325-4300

--------------------------------------------------------------------------------

   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Target/United Funds, Inc. prospectus carefully before investing.

United Investors Life Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable investment divisions are "sub-accounts" or divisions of the United Investors Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on January 5, 1987. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of Target/United Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

Target/United Funds, Inc.

   The Variable Account invests in shares of Target/United Funds, Inc., a mutual fund with the following investment portfolios:

  1. Asset Strategy Portfolio;

  2. Balanced Portfolio;

  3. Bond Portfolio;

  4. Growth Portfolio;

  5. High Income Portfolio;

  6. Income Portfolio;

  7. International Portfolio;

  8. Limited-Term Bond Portfolio;

  9. Money Market Portfolio;

  10. Science and Technology Portfolio; and

  11. Small Cap Portfolio.

The assets of each portfolio of Target/United Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Target/United Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio               Investment Objective and Certain Policies
---------------------------------------------------------------------------------------------
  Asset Strategy          The Asset Strategy Portfolio seeks high total return over the long-
                          term. It seeks to achieve its goal by allocating its assets among stocks, bonds, and short-term instruments, both in the United
                          States and abroad.
---------------------------------------------------------------------------------------------
  Balanced                The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.
---------------------------------------------------------------------------------------------
  Bond                    The Bond Portfolio seeks a reasonable return with more emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.
---------------------------------------------------------------------------------------------
  Growth                  The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by investing primarily in common stocks, or securities convertible into common stocks, of
                          U.S. and foreign companies.
---------------------------------------------------------------------------------------------
  High Income             The High Income Portfolio seeks as a primary goal, high current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-
                          income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.
---------------------------------------------------------------------------------------------
  Income                  The Income Portfolio seeks maintenance of current income, subject to market conditions, with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or are expected to resist market decline.
---------------------------------------------------------------------------------------------
  International           The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income.
                          It seeks to achieve its goals by investing primarily in common stocks, or securities convertible into or exchangeable for common stocks, of foreign companies that may have the potential for long-
                          term growth.
---------------------------------------------------------------------------------------------
  Limited-Term Bond       The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.
---------------------------------------------------------------------------------------------
  Money Market            The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated high quality money market obligations and instruments.
---------------------------------------------------------------------------------------------
  Science and Technology  The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its
                          investments primarily in the common stock of science and technology securities of U.S. and foreign companies.

  Portfolio   Investment Objective and Certain Policies
---------------------------------------------------------------------------------
  Small Cap   The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks, or securities convertible into the common stocks, of companies that are
              relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.


   Target/United Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Target/United Funds, Inc. prospectus.

Fund Management and Fees

   Waddell & Reed Investment Management Company, the manager of Target/United Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned subsidiary of Waddell & Reed, Inc., which is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The manager provides investment advice to and supervises investments of a number of mutual funds. The manager maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each Target/United Funds portfolio pays the manager a fee for managing its investments. The fee consists of two elements:

  (i) a specific fee computed each day on the portfolio's net asset value at the following annual rates; and

   Portfolio                                                   Specific Fee (%)
   ---------                                                   ----------------
   Asset Strategy.............................................       0.30%
   Balanced...................................................       0.10%
   Bond.......................................................       0.03%
   Growth.....................................................       0.20%
   High Income................................................       0.15%
   Income.....................................................       0.20%
   International..............................................       0.30%
   Limited-Term Bond..........................................       0.05%
   Money Market...............................................       0.00%
   Science and Technology.....................................       0.20%
   Small Cap..................................................       0.35%

  (ii) the portfolio's proportionate share of a base fee computed each day on the combined net asset values of all the portfolios at the following annual rates:

   Group Net Asset
   Level ($ millions)                                               Base Fee (%)
   ------------------                                               ------------
   <$750...........................................................     0.51%
   $750-$1,500.....................................................     0.49%
   $1,500-$2,250...................................................     0.47%
   >$2,250.........................................................     0.45%

   The base fee is computed on the combined net asset value of all eleven portfolios of Target/United Funds, Inc. For 1998, the base fee rate was 0.49%.

   A proposal is outstanding to change the investment management fees for each portfolio. See the Target/United Funds, Inc. prospectus for complete details.

The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our home office (at the address listed on page 4 of this prospectus), and pay an initial premium of at least $5,000. (See "Premiums" below). The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it.

   Generally, we will issue a policy covering an insured up to age 75 (on his or her birthday nearest the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We reserve the right not to accept an application for any lawful reason.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of the premium that was paid (or the amount required by your state, if greater). The "free look" period expires 10 days after you receive your policy. In order to cancel the policy, you must return it by mail or other delivery before the end of the "free look" period to our home office or to the agent who sold it to you.

Premiums

   The minimum initial premium required to purchase a policy is $5,000. The minimum death benefit payable under the policy depends on the amount of the initial premium paid (plus any additional premiums paid, as discussed below) and the issue age, sex, and risk class of the proposed insured.

   Although you can purchase the policy with a single premium, you may pay additional premiums (within certain limits) after the first policy year. Only one additional premium (not counting grace period premiums, discussed below) may be paid in any policy year. Each additional premium that does not require an increase in the minimum death benefit must be at least $500. Each additional premium that does require an increase in the minimum death benefit must be at least $5,000 and is subject to certain conditions. (See "Changing the Minimum Death Benefit.")

   Aside from any additional premium you may pay voluntarily, additional premiums may be required to keep the policy in force. (See "Grace Period and Termination.") Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Allocation of Premiums. In the application for the policy, you specify (in whole percentages, from 0% to 100%) how you want the initial premium allocated among the investment divisions of the Variable Account.

   Between the date that we receive the initial premium and the policy's effective date, the initial premium is held in our general account and is credited with interest as if it had been invested in the money market investment division of the Variable Account. From the policy's effective date to the seventeenth day after the policy's effective date or the first business day thereafter, the initial premium plus any accrued interest will be allocated to the money market investment division. At the end of this period, your policy value will be transferred to other investment divisions of the Variable Account in accordance with the allocation instructions in your application. The seventeen-day period includes the 10-day "Free Look" period, plus 7 days for processing and policy delivery.

   Additional premiums not requiring our approval will be allocated in accordance with your instructions on the date of receipt. If our approval is required, the additional premium will be held in our general account and credited with interest as if it had been invested in the money market investment division until the date of approval. Then we will invest the additional premium (and interest credited) in accordance with your written instructions. If no instructions are given, then the additional premium will be invested in the same proportions that the value of each variable investment division bears to your existing variable account value.

   Your policy value will vary with the investment performance of the variable investment divisions you select, and you bear the entire investment risk for the amounts allocated to the Variable Account. In addition to affecting the policy value, investment performance may also affect the death benefit payable under the policy. You should periodically review your allocation of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

   Grace Period and Termination. A policy will terminate on the earliest of:

  (a) the date the policy is surrendered;

  (b) the end of the grace period;

  (c) the date of death of the insured; or

  (d) the policy's maturity date.

   If the loan balance exceeds the policy value less surrender charges, or if the surrender value is insufficient to cover the annual deduction, then the policy will terminate without value unless, during a grace period of 61 days-- from the date notice is mailed to you--you pay a grace period premium sufficient to keep the policy in force. The grace period premium will not exceed the amount by which the loan balance exceeds the policy value less surrender charges, plus any accrued and unpaid annual deduction as of the date of the notice. Payment of the grace period premium will be sufficient to keep the policy in force until the next policy anniversary, regardless of investment performance. If the grace period premium is not paid before the expiration of the grace period, the policy will terminate without value. If the insured dies during the grace period, then any loan balance or overdue annual deduction will be deducted from the death benefit to determine the proceeds payable.

Transfers

   You may transfer all or part of your policy value from one variable investment division to one or more of the other variable investment divisions up to 12 times in a policy year. There is no charge for making transfers. The minimum amount that may be transferred out of a variable investment division is $1,000 or, if less, your variable account value in that variable investment division. Transfers are not allowed during the "free look" period.

   Transferring the value of one variable investment division into two or more variable investment divisions counts as one transfer request. However, transferring the values of two variable investment divisions into one variable investment division counts as two transfer requests.

   Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). We have the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, you may be required to use a personal identification number to initiate a telephone transfer. We will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. As a result, you bear the risk of loss arising from such a fraudulent request if you give us authorization for telephone transfers.

   A transfer will take effect on the date we receive the request if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to up to four of the other variable investment divisions on a monthly basis prior to the policy's maturity date. Automatic transfers will be made on the day of the month selected in your application if a business day, or on the first business day thereafter. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Surrender of the Policy

   You may surrender your policy for its surrender value by sending a written request to our home office. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders will ordinarily be paid within seven days after we receive your written request. (See "Delay or Suspension of Payments.")

   Upon surrender of your policy, we will pay you the surrender value. The surrender value is:

  (a) the policy value; minus

  (b) any loan balance; minus

  (c) the surrender charge, if any (during the first eight policy years).

   Coverage under the policy will terminate as of the date we receive your written request for surrender. Surrenders may be taxable transactions. (See "Tax Considerations.")

Policy Loans

   A loan taken from, or secured by, a policy may have Federal income tax consequences. (See "Tax Considerations.")

   After the first policy year, you may borrow against your policy in an amount up to the loan value. The loan value is 90% of the policy value, less surrender charges and interest to the next policy anniversary. You may borrow in one or more separate loans any amount up to the difference between the loan value and any existing loan balance. We charge an effective annual interest rate of 6% on all loans. We include interest until the next policy anniversary in determining the maximum loan value. The loan balance equals the total of all outstanding policy loans and accrued interest on these loans. The loan value of the policy is the sole security for the loan. The minimum loan amount is $200. If you request more than four loans in any one policy year, we deduct a $25 transaction charge for each additional loan.

   We will transfer an amount equal to each policy loan from the variable investment divisions to our general account as security for the loan balance. We will allocate the amount to be transferred in the same proportion that the value of each variable investment division bears to your variable account value, unless you specify the variable investment divisions from which the loan is to be made. We will credit the amounts transferred to our general account (equal to the loan balance) with interest earnings at an effective annual rate of 4.0%. Currently, an additional 2.0% (for a total of 6.0%) is credited on loaned amounts that do not exceed the policy value less the total premiums paid, excluding grace period premiums. We may change this additional interest rate in the future. Your variable account value is reduced by the amount transferred to our general account (to secure the loan balance), including loan interest charges that become part of the loan because they are not paid when due.

   Loan interest is charged daily and is due on each policy anniversary (or when the loan is paid back). If loan interest is not paid when due, it will be added to the principal of the loan and interest shall be charged thereon. In this case, the unpaid interest will be taken from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value.

   If the loan balance exceeds the policy value less surrender charges, the policy will terminate without value unless premium payments sufficient to keep the policy in force are made by the end of the grace period. (See "Grace Period and Termination.")

   Effect of Policy Loan. A policy loan will affect your policy in several ways.

   First, a policy loan will permanently affect the policy value, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment return of the variable investment divisions selected by you is less than or greater than the net interest rate credited to the amount transferred to the general account securing the loan (currently 0% or -2%). In comparison to a policy under which no loan is outstanding, the policy value will be lower if the net interest rate credited to the amount in the general account securing a loan is less than the investment return of the variable investment divisions and greater if the general account net interest rate is higher than the investment return of the variable investment divisions.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the policy value less surrender charges. The policy may terminate unless you pay a sufficient additional premium to avoid termination during a 61-day grace period.

   Repayment of the Loan Balance. You may repay all or part of the loan balance at any time while the insured is alive and the policy is in force. Repayments must be in amounts of at least $200 or the outstanding loan balance if less. Amounts we receive while a loan is outstanding will be considered a loan repayment unless you instruct otherwise.

   Upon repayment of the loan balance, the portion of the repayment allocated to each variable investment division will be transferred from our general account and increase your variable account value in that variable investment division. The repayment will be allocated among the variable investment divisions in the same proportion that the value of each variable investment division bears to the variable account value, unless you instruct us otherwise. We will allocate the repayment of the loan balance to the variable investment divisions when the repayment is received.

   Postponement of a Loan. We will usually pay loan proceeds within seven days after we receive your written request. However, loans may be deferred under certain circumstances. (See "Delay or Suspension of Payments.")

Requesting Payments

   Written requests for payment must be sent to our home office. We will ordinarily pay any death benefit, loan amount, or surrender value within seven days after we receive all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our home office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   Delay or Suspension of Payments. We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

    (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

    (ii) trading is restricted by the SEC, or

    (iii) the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

   We also may defer making payments attributable to a premium check that has not cleared your bank.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also receive an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make transfers, or take out a policy loan.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the insurance amount, once two years have elapsed since the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide (while sane or insane) within two years after the policy's effective date. In this instance, our liability will be limited to the total premiums paid less any loan balance.

   If the insured dies by suicide (while sane or insane) within two years after the effective date of any increase in insurance requiring evidence of good health, the proceeds payable under the policy shall be:

  (a) reduced by the excess, if any, of the net amount at risk (death benefit minus policy value) on the date of the death over the net amount at risk immediately before the effect date of increase; and

  (b) increased by the cost of insurance changes deducted from policy value for this excess.

   Reinstatement. If the grace period has expired, you may reinstate the policy by:

  (a) submitting a written request at any time within three years after the end of the grace period and before the policy's maturity date;

  (b) providing us with satisfactory evidence of insurability;

  (c) paying an additional premium sufficient to cover all previous annual deductions that were due and unpaid; and

  (d) repaying or reinstating any loan balance which existed on the policy at the end of the grace period.

   If we approve the reinstatement, then:

  (a) the effective date of reinstatement will be the date of your written request or the date the required additional premium is paid, if later;

  (b) the death benefit will be reset to its level at the end of the grace period; and

  (c) we will resume making charges and deductions from policy value as of the date of reinstatement.

   (See the policy form for additional information.)

   Misstatement of Age or Sex. The death benefit and any other amount paid will be adjusted if the insured's age or sex has been misstated. The benefits paid will reflect the correct age and sex.

   Right to Exchange for Fixed Life Insurance. Once during the first two policy years, you have the right to exchange the policy for a single premium life insurance policy that provides for benefits that do not vary with the investment return of the variable investment divisions. We will not require evidence of insurability. We will require that:

  (a) this original policy be in force;

  (b) you file a written request; and

  (c) you repay any existing loan balance.

   The new policy will have the same initial death benefit, effective date and issue age as the original policy. The premium for the new policy will be based on our rates in effect on its effective date for the same class of risk as under the original policy. Upon request, we will inform you of the single premium for the new policy, and any extra sum required or allowance to be made for a premium or cash value adjustment that takes appropriate account of the premium and values under both the original policy and the new policy. If required, a detailed statement of the method of computing such an adjustment has been filed with the insurance regulator of the states where the policies are delivered.

   Entire Contract. The entire contract is made up of the policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

   Other Changes. We may make changes in the policy at any time if we believe the changes are:

  (a) necessary to assure compliance at all times with the definition of life insurance in the Internal Revenue Code;

  (b) necessary to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject;

  (c) necessary to reflect a change in the operation of the Variable Account, if allowed by the policy; or

  (d) necessary or appropriate to conform the policy to, or give you the benefit of, any Federal or state statute, rule, or regulation.

   Only an executive officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our executive officers to be valid.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be responsible for the validity or effect of any assignment, and no assignment will be binding upon us until we receive a written copy of it at our home office. Because an assignment may be a taxable event, you should consult a qualified tax advisor before making an assignment. (See "Tax Considerations" below.)

   Unless you inform us otherwise in writing, you may change the policy owner while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any payments we make or other action we have taken before we receive the request. Because a change of policy owner may have tax consequences, you should consult a qualified tax advisor before changing the owner. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.")

   Any such assignment or change of owner must be in a written form acceptable to us. (We may require you to send us your policy before making the change.)

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Deductions from Premiums

   We do not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account. However, we do deduct a sales load of 6.0%, and a premium tax charge of 2.5%, of any additional premiums (excluding grace period premiums) prior to their allocation to the Variable Account.

Annual Deduction

   On each policy anniversary, we deduct several charges to compensate us for certain costs and expenses. We make the deductions pro rata from each of the variable investment divisions to which your variable account value is allocated. This is called the "annual deduction."

   Deductions on Each of the First Ten Policy Anniversaries. On each of your first ten policy anniversaries, we deduct a charge equal to 1.20% of the initial premium. This charge consists of 0.85% for sales expenses, 0.10% for underwriting and issue expenses, and 0.25% for premium taxes. Each of these charges is discussed below.

  Sales Expenses                  The 0.85% charge is for certain sales and
                                  other distribution expenses incurred at the
                                  time the policies are issued, including agent
                                  sales commissions, the cost of printing
                                  prospectuses and sales literature,
                                  advertising, and other marketing and sales
                                  promotional activities.
-------------------------------------------------------------------------------
  Underwriting and Issue Expenses The 0.10% charge compensates us for initial underwriting costs and for certain expenses
                                  incurred in issuing the policy, including the
                                  cost of processing applications, conducting
                                  medical examinations, determining
                                  insurability, and establishing records.
-------------------------------------------------------------------------------
  State and Local Premium Taxes   The 0.25% charge compensates us for the
                                  average premium tax expense incurred when
                                  issuing the policy. We currently incur state
                                  premium taxes ranging from 1.75% to 3.50%. In
                                  some states, localities charge additional
                                  premium taxes.


   Cost of Insurance. On each policy anniversary (including the first ten), we deduct a mortality charge to compensate us for the cost of insurance for the preceding policy year. Specifically, this charge is designed to compensate us for the anticipated cost of paying death benefits to the beneficiaries of insureds who die while the policy is in force. On the policy's effective date, the death benefit is substantially higher than the initial premium payment. As the insured grows older and if investment results have been sufficiently favorable, then the difference between the policy value and the death benefit will become smaller. Until the policy's maturity date, the death benefit will always be higher than the policy value. To enable us to pay this amount at risk, we deduct the mortality charge.

   The mortality charge is based on the policy's net amount at risk (which is the difference between the death benefit and the policy value as of the end of the policy year) and on the attained age, sex and risk class of the insured. We will determine annual cost of insurance rates based upon our expected future mortality experience. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the policy, which are contained in the 1980 Commissioners' Standard Ordinary Mortality Table, Age Nearest Birthday, or a multiple thereof for substandard classes.

   Administrative Expenses. On each policy anniversary (including the first ten), we deduct a $50 charge to compensate us for expenses we incur in administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers, policy loans and policy changes, providing reports to policy owners, and overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that Policy.

Mortality and Expense Risk Charge

   We deduct a daily charge from the Variable Account at an effective annual rate of 0.60% of the average daily net assets of each variable investment division to compensate us for assuming certain mortality and expense risks under the policy. We may realize a profit from this charge and may use the profit for any purpose, including distribution expenses. We may not increase the level of this charge, which is guaranteed for the life of the policy. The mortality risk is the risk that the cost of insurance charges specified in the policy will be insufficient to meet actual claims. The expense risk is the risk that the other expense charges may be insufficient to cover the actual expenses we incur in connection with the policy.

Federal Taxes

   Currently no charge is made to the Variable Account for Federal income taxes (or the burden thereof) that may be attributable to the Variable Account. We may, however, make such a charge in the future. We may also make charges for other taxes, if any, attributable to the Variable Account. (See "Tax Considerations.")

Surrender Charge

   If you surrender the policy during the first eight policy years, then we will deduct a surrender charge as a percentage of the initial premium, as specified in the following table of surrender charges:

  Policy Year:         1st 2nd 3rd 4th 5th 6th 7th 8th 9th or greater
---------------------------------------------------------------------
  Surrender Charge %:   8%  7%  6%  5%  4%  3%  2%  1% none


   No surrender charge applies after the first eight policy years. Because the surrender charge is based on the amount of the initial premium, the dollar amount of the charge will decrease each policy year by a fixed amount regardless of the investment experience of the Variable Account.

   We will deduct the surrender charge from the proceeds payable upon surrender to partially compensate us for sales expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The amounts we derive from the surrender charge, along with the deduction on the first ten policy anniversaries for sales expenses and the sales load deducted from additional premiums, may not be sufficient to cover the policy's distribution expenses. We may recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge and mortality gains).

Fund Expenses

   The value of the assets of the Variable Account will reflect the investment advisory fee, 12b-1 fee, and other expenses incurred by the portfolios. For more information, see the "Summary" of this prospectus and the accompanying prospectus for Target/United Funds, Inc.

Reduction in Charges for Certain Groups

   We may waive or reduce the charges for sales expenses (including the surrender charge) and administrative expenses, on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Policy Value

   On the policy's maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy may be surrendered at any time for the surrender value, which is equal to the policy value less any loan balance and less any applicable surrender charge. (See "Surrender Charge.") The policy value equals the variable account value plus the loan balance. The policy value will begin to vary immediately to reflect:

  (a) the investment performance of the variable investment divisions to which the policy value is allocated;

  (b) any loan activity; and

  (c) the charges assessed in connection with the policy.

   There is no guaranteed minimum policy value.

Variable Account Value

   Your policy's variable account value is equal to the sum of the values attributed to your policy in the investment divisions of the Variable Account. The variable account value equals the policy value less any loan balance. The value of each variable investment division is calculated first on the policy's effective date and thereafter on each normal business day. On the policy's effective date, the value attributed to your policy in the variable investment divisions is equal to the amount of the initial premium plus any accrued interest from the date of the receipt of the initial premium to the policy's effective date. On any business day thereafter, the value attributed to your policy in each variable investment division equals what it was on the previous business day, multiplied by the appropriate net investment factor for the current business day increased and/or decreased by the amounts specified below.

   The value of a variable investment division increases by:

  (a) the amount of any net premium payments allocated to the variable investment division during the current business day;

  (b) the amount of any transfers from other variable investment divisions during the current business day; and

  (c) the amount of any loan repayments allocated to the variable investment division during the current business day.

   The value of a variable investment division decreases by:

  (a) the amount of any transfers to other variable investment divisions during the current business day;

  (b) the portion of any annual deduction allocated to the variable investment division during the current business day; and

  (c) the amount of any loan or loan interest transferred from the variable investment division during the current business day.

   Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the annual deduction is taken from the variable investment division;

  (b) a policy loan is taken from the variable investment division; or

  (c) an amount is transferred from the variable investment division.

   A variable investment division's unit value is an index we use to measure investment performance. Each variable investment division's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable investment division's unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a variable investment division from one business day to the next. The net investment factor may be greater or less than one, so the value of a variable investment division may increase or decrease.

   The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

  (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

  (c) is a deduction for the current mortality and expense risk charge.

Death Benefits
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our home office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary named in the policy.

Amount of Death Benefit Payable

   The amount of death benefit payable will never be less than the policy's minimum death benefit (reduced by any outstanding policy loans) so long as the policy remains in force. You may select from a range of initial minimum death benefits. The minimum death benefit can be an amount determined by treating the premium paid as equal to 100% of Guideline Single Premiums (as defined for Federal income tax purposes). At your option, the minimum death benefit can also be an amount not greater than 133% of that amount. (See "Grace Period and Termination.")

   The death benefit payable under the policy is the greater of:

  (a) the minimum death benefit; or

  (b) the policy value on the date of death multiplied by the applicable death benefit factor for the insured's attained age shown in Appendix A to this prospectus.

   The policy value will begin to vary on the policy's effective date to reflect the investment performance of the amounts allocated under your policy to the investment divisions of the Variable Account. There is no guarantee that the policy value will increase (it may decrease), nor is there any guarantee that the death benefit payable will increase above the minimum death benefit.

   The minimum death benefit is shown in your policy. Payment of additional premiums may require an increase in the minimum death benefit to continue the policy as a contract of life insurance for Federal income tax purposes. We will send a new Policy Data page to you whenever the minimum death benefit changes due to the payment of additional premiums under your policy.

   We will compute the amount of the death benefit as of the end of the business day during which the insured dies or, if not a business day, the first business day thereafter. We will pay the death benefit proceeds upon receiving proof of the insured's death. The proceeds may be paid in a lump sum or under one of the payment options set forth in the policy. (See "Payment Options.") The death benefit proceeds are the death benefit payable, reduced by any outstanding loan balance.

   Sample Death Benefits. The following table shows sample initial minimum death benefits for initial premiums of $10,000 and $25,000 at female age 35 and male age 55.

                         Initial Minimum Death Benefit

            Initial Premium:       $10,000           $25,000
                -------------------------------------------------
                                Least  Greatest  Least   Greatest
            Age                Amount   Amount   Amount   Amount
                -------------------------------------------------
            35 female.......   $62,365 $82,945  $164,860 $219,264
                -------------------------------------------------
            55 male.........   $24,039 $31,972  $ 62,499 $ 83,124


   A higher death benefit provides more insurance and, of course, costs more. Thus, a higher death benefit will result in a higher mortality charge. (See "Cost of Insurance.")

Changing the Minimum Death Benefit

   You may request an increase or a decrease in the minimum death benefit once each policy year after the first policy year. The minimum death benefit may not be decreased if it would cause a policy to fail to qualify as a contract of life insurance for Federal income tax purposes.

   At your request (as policy owner), or to keep premiums from exceeding the limit qualifying the policy as a contract of life insurance for Federal income tax purposes, we will increase the minimum death benefit of your policy, provided:

  (a) the increased amount plus any other existing insurance does not, in our opinion, exceed an appropriate maximum amount of coverage on the insured's life;

  (b) satisfactory evidence of insurability for the insured's risk class is furnished to us; and

  (c) the request is accompanied by a minimum additional premium of $5,000.

   We will notify you as to the acceptable amount of any increase in the minimum death benefit and refund any excess premium. The accepted premium must equal or exceed a minimum additional premium.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through Target/United Funds, Inc. will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. Because of the premium level contemplated under the policy, policies entered into after June 20, 1988 will in most circumstances be treated as modified endowment contracts. Moreover, a policy entered into before June 21, 1988 that is "materially changed" after June 20, 1988 may in certain circumstances be treated as a modified endowment contract. With respect to a policy entered into before June 21, 1988, a change in such policy's minimum death benefit, the payment of an additional premium, or the exchange of such a policy, among other things, may cause a material change to such a policy, which could result in the treatment of the policy (or the new policy in the case of an exchange) as a modified endowment contract. The "material change" rules for determining when a policy entered into before June 21, 1988 will be treated as a modified endowment contract are extremely complex. Therefore, a policy owner should consult a competent tax advisor before paying any additional premium or effecting any other change in (including an exchange of) a policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

    (a) is made on or after the policy owner reaches actual age 59 1/2,

    (b) is attributable to the policy owner's becoming disabled, or

    (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with policy loans that are outstanding after the first 15 policy years are less clear and a tax advisor should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Policy Loan Interest. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   Investment in the Policy. "Investment in the policy" means:

  (a) the aggregate amount of any premiums or other consideration paid for a policy; minus

  (b) the aggregate amount received under the policy which is excluded from the gross income of the policy owner (except that the amount of any loan from, or secured by, a policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded); plus

  (c) the amount of any loan from, or secured by, a policy that is a modified endowment contract to the extent that such amount is included in the gross income of the policy owner.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any Federal, state or local taxes (other than state and local premium taxes) that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Preparing for Year 2000. The new millennium poses a significant concern to all businesses which use computer systems or electronic data in their operations. This concern arises because these organizations have existing computer systems and programs that cannot always identify a proper date. For many years, programs were written using a two digit code to represent a year. At the beginning of the year 2000, more digits are needed to accurately determine the date in these programs. Without addressing this issue, many computer programs could fail or produce erroneous results. Additionally, companies which communicate electronically with other businesses or which rely on other businesses for services are exposed to risk of failure by the electronic devices and computer systems of those other entities to the extent they are not Year 2000 compliant. The potential failure of these systems creates considerable uncertainty and could potentially adversely affect the ongoing operations and stability of a business.

   We are exposed to these risks should our computer systems fail due to date-related problems. We also rely on a number of third party businesses and governmental agencies that we either communicate electronically with or depend on for services in conducting our business. These institutions include but are not limited to banks, financial institutions, telecommunication companies, utilities, mail delivery organizations, and a variety of governmental agencies. If our computer systems or the systems of our third-party business partners are not compliant, we may be exposed to considerable risks, including business interruption, loss of revenue, increased expense, loss of policyholders, and litigation.

   To reduce our business risk to an acceptable level, we have established a project plan to insure that our business-critical computer systems will be Year 2000 compliant. This plan also addresses third-party compliance issues. Under the direction of executive management, objectives and timetables have been set forth to achieve compliance. Progress toward achieving those objectives is constantly monitored. We expect the entire project, including all Year 2000 testing activities, to be completed during 1999.

   We remain on schedule to meet all of our Year 2000 compliance requirements. All known required software changes were completed in 1998, and the related testing is in process with plans for completion in 1999. With regard to third party concerns, we are:

  1. confirming with our software vendors the Year 2000 readiness of purchased software packages;

  2. verifying the Year 2000 compliance status of our financial business partners' computer and data communications systems to insure readiness, including data interface testing with third parties; and

  3. evaluating all of our electronic operational systems (telephones, security, utility, environmental) for Year 2000 compliance.

While we are making every effort to verify the compliance of third parties, no assurances as to the compliance of their computer systems can be given.

   We have primarily used our internal staff to complete our Year 2000 project. Other than completion of software testing, all significant Year 2000 project milestones for internal computer systems have been completed. Confirmation of third party compliance and electronic data interface testing with third parties is continuing with completion expected during 1999. We have spent $130,000 on our Year 2000 project activities to date, including internal programming costs, outside contractors, and replacement costs. These costs have been expensed as incurred. Total project cost is expected to be approximately $150,000.

   Year 2000 contingency plans are being developed for critical risk areas. Management is establishing and documenting contingency plans for most critical systems and interfaces with business partners within each individual's responsibility. Such contingency plans include possible manual operation efforts, staff adjustments, outside services, and alternative procedures. These contingency plans will be maintained well into 2000.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, is the principal underwriter of the policies. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. Waddell & Reed, Inc. may enter into written sales agreements with various broker-dealers to aid in the sale of the policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the policies.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add investment divisions to, or remove investment divisions from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of another portfolio of Target/United Funds, Inc. or another investment company

    (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. Target/United Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of Target/United Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of Target/United Funds, Inc. and to substitute shares of another portfolio of Target/United Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of Target/United Funds, Inc. or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the Investment Division.

   We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of Target/United Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   The balance sheets of United Investors Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations, comprehensive income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998 and the balance sheet of United Investors Life Variable Account as of December 31, 1998 and the related statement of operations and changes in net assets for each of the years in the three-year period ended December 31, 1998 have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   Our financial statements which are included in Appendix E to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Death Benefit Factors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The death benefit factor is a multiple that ranges between two and one-half times and one times the policy value. It is 2.50 up to the insured's age 40 and declines thereafter as the insured's age increases, as specified in the following table.

            Attained          Attained        Attained
              Age      Factor   Age    Factor   Age    Factor
                 --------------------------------------------
            0-40        2.50     54     1.57      68    1.17
                 --------------------------------------------
             41         2.43     55     1.50      69    1.16
                 --------------------------------------------
             42         2.36     56     1.46      70    1.15
                 --------------------------------------------
             43         2.29     57     1.42      71    1.13
                 --------------------------------------------
             44        2.22      58     1.38      72    1.11
                 --------------------------------------------
             45        2.15      59     1.34      73    1.09
                 --------------------------------------------
             46        2.09      60     1.30      74    1.07
                 --------------------------------------------
             47        2.03      61     1.28   75-90    1.05
                 --------------------------------------------
             48        1.97      62     1.26      91    1.04
                 --------------------------------------------
             49        1.91      63     1.24      92    1.03
                 --------------------------------------------
             50        1.85      64     1.22      93    1.02
                 --------------------------------------------
             51        1.78      65     1.20      94    1.01
                 --------------------------------------------
             52        1.71      66     1.19    95 +    1.00
                 --------------------------------------------
             53        1.64      67     1.18


   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Appendix B:
Hypothetical Illustrations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following tables illustrate how the policy values and death benefits of a Policy may change with the investment experience of the portfolios of Target/United Funds, Inc. The tables show how the policy values and death benefits of a policy issued to an insured of a given age who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of Target/United Funds, Inc. were a uniform, gross, annual rate of 0%, 4%, 8% or 12%. The table on page 30 illustrates a policy issued to a female age 35 for $10,000 initial premium, standard risk class with the minimum initial death benefit. The tables on pages 31 and 32 illustrate a policy issued to a male age 55 for $50,000 initial premium, preferred risk class with the minimum initial death benefit. The policy values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 4%, 8% and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

   The second column of the tables shows the value of the premium paid accumulated at 5% interest. The following columns show the death benefits and the policy values for uniform hypothetical rates of return shown in these tables. The table on page 31 is based on the current cost of insurance and administrative charges. This reflects the basis on which we currently sell the policy. The maximum cost of insurance rates allowable under the policy are contained in the 1980 Commissioners' Standard Ordinary Mortality Tables. The death benefits and policy values shown in the tables on pages 30 and 32 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the policy.

   The values shown assume that a policy owner maintains policy values in equal proportion among the Asset Strategy, Balanced, Bond, Growth, High Income, Income, International, Limited-Term Bond, Money Market, Science and Technology, and Small Cap portfolios of Target/United Funds, Inc. These values take into account:

  (a) a daily average of the investment management fee and other annual expenses incurred by those eleven portfolios in 1998 (which is equivalent to the annual rate of 0.75% of the aggregate average daily net assets of those portfolios);

  (b) the daily charge we deduct from each variable investment division for assuming mortality and expense risks (which is equivalent to an annual rate of 0.60%);

  (c) the annual deduction on each of the first ten policy anniversaries for

    (1) state and local premium taxes,

    (2) underwriting and issue expenses, and

    (3) sales expenses,

        which are together an annual rate of 1.20% of the initial premium;

  (d) the annual deduction for cost of insurance; and

  (e) the $50 annual deduction for administrative expenses.

The values shown also take into account the service fee (at an annual rate of 0.25%) under the Service Plan adopted August 31, 1998 by Target/United Funds, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940.

   Taking into account the mortality and expense risk charge of 0.60% and the charges deducted by Target/United Funds, Inc. for investment management fees, expenses and "12b-1" service fees, the illustrated gross annual investment rates of return of 0%, 4%, 8% and 12%, correspond to approximate net annual rates of - 1.60%, 2.40%, 6.40% and 10.40%, respectively.

   The hypothetical values shown in the tables do not reflect charges for any Federal income tax burden attributable to the Variable Account, since we are not currently deducting any such charges from the Variable Account. However, we may deduct such charges in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and policy values illustrated. (See "Tax Considerations.")

   The tables illustrate the values that would result based upon the hypothetical investment rates of return if only a single premium is paid and if no policy loans have been made.

   Illustrated values would be different if the proposed insured were another age or risk class.

   Upon request, we will provide a comparable illustration based upon the individual circumstances of a particular proposed insured and the initial death benefit requested under a policy.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
           FEMALE ISSUE AGE 35                     STANDARD RISK CLASS
--------------------------------------------------------------------------------
      $10,000 SINGLE PREMIUM PAYMENT          $62,365 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
           MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES(/1/)

                                Assuming Hypothetical Gross
                  Premium        Annual Rate of Return of:
     End of    Payments plus  --------------------------------
  Policy Year  Interest at 5%   0%      4%      8%      12%
                  per Year
                                    Death Benefits(/2/)
--------------------------------------------------------------
1.............                $62,365 $62,365 $62,365 $ 62,365
2.............                 62,365  62,365  62,365   62,365
3.............                 62,365  62,365  62,365   62,365
4.............                 62,365  62,365  62,365   62,365
5.............                 62,365  62,365  62,365   62,365
10............                 62,365  62,365  62,365   62,365
20............                 62,365  62,365  62,365   89,927
30............                  (/3/)  62,365  62,365  180,974
Age 65........                  (/3/)  62,365  62,365  180,974
--------------------------------------------------------------
                                     Policy Values(/2/)
--------------------------------------------------------------
1.............    $10,500     $ 9,840 $10,240 $10,640 $ 11,040
2.............     11,025       9,430  10,224  11,049   11,907
3.............     11,576       9,020  10,201  11,479   12,860
4.............     12,155       8,609  10,171  11,931   13,906
5.............     12,763       8,196  10,132  12,404   15,055
10............     16,289       6,054   9,752  15,112   22,747
20............     26,533       2,124   8,907  24,416   57,279
30............     43,219       (/3/)   5,193  40,815  148,340
Age 65........     43,219       (/3/)   5,193  40,815  148,340
--------------------------------------------------------------
                                   Surrender Values(/2/)
--------------------------------------------------------------
1.............                $ 9,040 $ 9,440 $ 9,840 $ 10,240
2.............                  8,730   9,524  10,349   11,207
3.............                  8,420   9,601  10,879   12,260
4.............                  8,109   9,671  11,431   13,406
5.............                  7,796   9,732  12,004   14,655
10............                  6,054   9,752  15,112   22,747
20............                  2,124   8,907  24,416   57,279
30............                  (/3/)   5,193  40,815  148,340
Age 65........                  (/3/)   5,193  40,815  148,340

(/1/) Current and maximum charges are the same for female standard risks. (/2/) Assumes no policy loans have been made.
(/3/) In the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the Target/United Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
            MALE ISSUE AGE 55                     PREFERRED RISK CLASS
--------------------------------------------------------------------------------
      $50,000 SINGLE PREMIUM PAYMENT         $126,599 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
              CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                              Assuming Hypothetical Gross Annual
                  Premium             Rate of Return of:
     End of    Payments plus  -----------------------------------
  Policy Year  Interest at 5%    0%       4%       8%      12%
                  per Year
                                      Death Benefits(/1/)
-----------------------------------------------------------------
 1............                $126,599 $126,599 $126,599 $126,599
 2............                 126,599  126,599  126,599  126,599
 3............                 126,599  126,599  126,599  126,599
 4............                 126,599  126,599  126,599  126,599
 5............                 126,599  126,599  126,599  126,599
10............                 126,599  126,599  126,599  144,064
20............                 126,599  126,599  144,651  326,384
30............                   (/2/)    (/2/)  256,027  837,027
Age 65........                 126,599  126,599  126,599  144,064
-----------------------------------------------------------------
                                      Policy Values(/1/)
-----------------------------------------------------------------
 1............    $ 52,500    $ 49,200 $ 51,200 $ 53,200 $ 55,200
 2............      55,125      47,295   51,278   55,423   59,728
 3............      57,881      45,362   51,313   57,757   64,714
 4............      60,775      43,398   51,301   60,213   70,215
 5............      63,814      41,396   51,238   62,800   76,293
10............      81,445      30,525   49,887   78,027  118,085
20............     132,665       3,217   42,800  135,187  305,032
30............     216,097       (/2/)    (/2/)  243,835  797,169
Age 65........      81,445      30,525   49,887   78,027  118,085
-----------------------------------------------------------------
                                     Surrender Values(/1/)
-----------------------------------------------------------------
 1............                $ 45,200 $ 47,200 $ 49,200 $ 51,200
 2............                  43,795   47,778   51,923   56,228
 3............                  42,362   48,313   54,757   61,714
 4............                  40,898   48,801   57,713   67,715
 5............                  39,396   49,238   60,800   74,293
10............                  30,525   49,887   78,027  118,085
20............                   3,217   42,800  135,187  305,032
30............                   (/2/)    (/2/)  243,835  792,169
Age 65........                  30,525   49,887   78,027  118,085

(/1/) Assumes no policy loans have been made.
(/2/) In the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the Target/United Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
            MALE ISSUE AGE 55                     PREFERRED RISK CLASS
--------------------------------------------------------------------------------
      $50,000 SINGLE PREMIUM PAYMENT
                                           $126,599 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
              MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                              Assuming Hypothetical Gross Annual
                  Premium             Rate of Return of:
     End of    Payments plus  -----------------------------------
  Policy Year  Interest at 5%    0%       4%       8%      12%
                  per Year
                                      Death Benefits(/1/)
-----------------------------------------------------------------
1.............                $126,599 $126,599 $126,599 $126,599
2.............                 126,599  126,599  126,599  126,599
3.............                 126,599  126,599  126,599  126,599
4.............                 126,599  126,599  126,599  126,599
5.............                 126,599  126,599  126,599  126,599
10............                 126,599  126,599  126,599  138,467
20............                   (/2/)  126,599  126,599  306,869
30............                   (/2/)    (/2/)  216,403  772,515
Age 65........                 126,599  126,599  126,599  138,467
-----------------------------------------------------------------
                                      Policy Values(/1/)
-----------------------------------------------------------------
1.............    $ 52,500    $ 49,200 $ 51,200 $ 53,200 $ 55,200
2.............      55,125      46,976   50,955   55,096   59,398
3.............      57,881      44,687   50,624   57,058   64,007
4.............      60,775      42,325   50,202   59,094   69,084
5.............      63,814      39,882   49,678   61,208   74,688
10............      81,445      25,849   44,989   73,104  113,498
20............     132,665       (/2/)   18,902  116,563  286,794
30............     216,097       (/2/)    (/2/)  206,098  735,729
Age 65........      81,445      25,849   44,989   73,104  113,498
-----------------------------------------------------------------
                                     Surrender Values(/1/)
-----------------------------------------------------------------
1.............                $ 45,200 $ 47,200 $ 49,200 $ 51,200
2.............                  43,476   47,455   51,596   55,898
3.............                  41,687   47,624   54,058   61,007
4.............                  39,825   47,702   56,594   66,584
5.............                  37,882   47,678   59,208   72,688
10............                  25,849   44,989   73,104  113,498
20............                   (/2/)   18,902  116,563  286,794
30............                   (/2/)    (/2/)  206,098  735,729
Age 65........                  25,849   44,989   73,104  113,498

(/1/) Assumes no policy loans have been made.
(/2/) In the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the Target/United Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix C:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

  Name and Position  with   Principal Occupation
  United Investors          During the Past Five Years
----------------------------------------------------------------------------------------
  W. Thomas Aycock          Vice President and Chief Actuary of United Investors since
  Director, Vice President  November 1992.
  and Chief Actuary
----------------------------------------------------------------------------------------
  Tony G. Brill*            Executive Vice President-Administration of United Investors
  Director and Executive    since September 1998. Senior Vice President of United
  Vice President-           Investors, March 1998-September 1998. Senior Vice President
  Administration            of Torchmark Corporation since January 1997. Managing
                            Partner of KPMG Peat Marwick LLP, Birmingham, Alabama
                            Office, 1984-January 1997.
----------------------------------------------------------------------------------------
  Terry W. Davis            Vice President-Administration of Liberty National Life
  Director and Vice         Insurance Company and United Investors since December 1996.
  President--               Second Vice President-Administration of Liberty National
  Administration            Life Insurance Company since March 1988.
----------------------------------------------------------------------------------------
  C.B. Hudson*              Chairman of United Investors and Torchmark Corporation since
  Chairman of the Board of  March 1998. Chairman of Insurance Operations of Torchmark
  Directors and Chief       Corporation, January 1993-March 1998. Chairman of Liberty
  Executive Officer         National Life Insurance Company, United American Insurance
                            Company, and Globe Life Insurance Company since 1991.
----------------------------------------------------------------------------------------
  Larry M. Hutchison*       Vice President and General Counsel of Torchmark since
  Director                  February 1997. Vice President and General Counsel of United
                            American Insurance Company since 1992.
----------------------------------------------------------------------------------------
  Michael J. Klyce          Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer
----------------------------------------------------------------------------------------
  John H. Livingston        Secretary and Counsel of United Investors since May 1995.
  Director, Secretary and   Secretary and Associate Counsel of United Investors,
  Counsel                   December 1994-May 1995. Associate Counsel of United
                            Investors, July 1990-December 1994.
----------------------------------------------------------------------------------------
  James L. Mayton, Jr.      Vice President & Controller of Liberty National Life
  Vice President and        Insurance Company since January 1985.
  Controller

  Name and Position  with   Principal Occupation
  United Investors          During the Past Five Years
----------------------------------------------------------------------------------------
  Mark S. McAndrew*         Senior Vice President-Marketing of United Investors since
  Senior Vice President-    March 1998. Director of Torchmark Corporation since April
  Marketing                 1998. President of United American Insurance Company and
                            Globe Life and Accident Insurance Company since 1991.
----------------------------------------------------------------------------------------
  Carol A. McCoy            Secretary of Torchmark Corporation since February 1994.
  Director and Assistant    Associate Counsel of Torchmark Corporation since January
  Secretary                 1985.
----------------------------------------------------------------------------------------
  Anthony L. McWhorter      President of United Investors since September 1998.
  Director and President    President of Liberty National Life Insurance Company since
                            December 1994. Executive Vice President and Chief Actuary of
                            Liberty National, November 1993- December 1994. Senior Vice
                            President & Chief Actuary of Liberty National, September
                            1991-November 1993.
----------------------------------------------------------------------------------------
  Ross W. Stagner           Vice President of United Investors since January 1992.
  Director and Vice
  President

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Appendix D:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Attained Age             The age of the insured on his or her birthday nearest the beginning of each policy year.
----------------------------------------------------------------------------------------------
  Beneficiary              The person or persons to whom the policy's death benefit is payable when the insured dies, as named in the application unless
                           subsequently changed.
----------------------------------------------------------------------------------------------
  Business Day             Monday through Friday, excluding customary U.S. business holidays on which the New York Stock Exchange is not open for trading. Those holidays currently are: New Year's Day; Martin Luther King, Jr.
                           Day; Presidents' Day; Good Friday; Memorial Day; Independence Day;
                           Labor Day; Thanksgiving Day; and Christmas Day.
----------------------------------------------------------------------------------------------
  Cash Surrender Value     Policy value less any applicable surrender charges.
----------------------------------------------------------------------------------------------
  Death Benefit            The amount of insurance payable under the policy when the insured dies.
----------------------------------------------------------------------------------------------
  Grace Period Premium     That portion of the payment described in the grace period provision of the policy which represents accrued and unpaid annual
                           deductions.
----------------------------------------------------------------------------------------------
  Insured                  The person whose life is insured by the policy.
----------------------------------------------------------------------------------------------
  Issue Age                The age of the insured on his or her birthday nearest the policy's effective date.
----------------------------------------------------------------------------------------------
  Loan Balance             The sum of all outstanding loans on the policy, plus any accrued loan interest.
----------------------------------------------------------------------------------------------
  Maturity Date            The date when the proceeds of the policy are payable if the insured is still living.
----------------------------------------------------------------------------------------------
  Minimum Death Benefit    The least amount of death benefit payable while the policy remains in force. It is determined by the insured's age at death, sex, risk class, and the amount of initial and any additional premiums paid.
----------------------------------------------------------------------------------------------
  Net Investment Factor    The index used to measure the investment performance of a variable investment division from one business day to the next.
----------------------------------------------------------------------------------------------
  Net Premium              The premium paid less any deduction for sales expenses or premium taxes.
----------------------------------------------------------------------------------------------
  Payee                    The beneficiary, or any other person, estate or legal entity to whom benefits are to be paid under the policy.
----------------------------------------------------------------------------------------------
  Policy Anniversary       The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
----------------------------------------------------------------------------------------------
  Policy's Effective Date  The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
----------------------------------------------------------------------------------------------
  Policy Value             The sum of the variable account value and any loan balance.
----------------------------------------------------------------------------------------------
  Policy Year              A year that begins on the policy's effective date or on a policy anniversary.
----------------------------------------------------------------------------------------------
  Proceeds                 The amount payable under a policy (i) when the insured dies, (ii)
                           on the policy's maturity date, or (iii) when the policy is surrendered.
----------------------------------------------------------------------------------------------
  Surrender Value          Proceeds of the policy if it is surrendered prior to the maturity date. It is the policy value, less any loan balance and any applicable surrender charge.

  Terminate               Discontinuation of all the policy's insurance coverage because the policy is no longer in force.
--------------------------------------------------------------------------------------------
  Variable Account        United Investors Life Variable Account, a separate account of
                          United Investors Life Insurance Company.
--------------------------------------------------------------------------------------------
  Variable Account Value  The sum of the values of the variable investment divisions under a policy.
--------------------------------------------------------------------------------------------
  Variable Investment     One of the eleven investment divisions of the Variable Account.
  Division
--------------------------------------------------------------------------------------------
  We, Us, Our, or United  United Investors Life Insurance Company.
  Investors
--------------------------------------------------------------------------------------------
  Written Request         A request signed in writing by the policy owner.
--------------------------------------------------------------------------------------------
  You or Your             The policy owner.

Appendix E:

Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 1998 and 1997 and the related statements of operations, comprehensive income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Insurance Company at December 31, 1998 and 1997 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.


                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
January 29, 1999

                    UNITED INVESTORS LIFE INSURANCE COMPANY

                              BALANCE SHEETS
                         (Dollar amounts in thousands)

                                                             At December 31,
                                                          ---------------------
                                                             1998       1997
                                                          ---------- ----------
                         ASSETS
Investments:
 Fixed maturities-available for sale, at fair value
  (cost: 1998--$612,586; 1997--$612,600)................. $  643,151 $  635,643
 Preferred stock of affiliate (cost: 1998--$188,212:
  1997--$0)..............................................    188,212          0
 Policy Loans............................................     18,009     15,817
 Other long term investments.............................          0     22,488
 Short term investments..................................     12,680     13,423
                                                          ---------- ----------
    Total investments....................................    862,052    687,371
Cash.....................................................     11,426      5,288
Accrued investment income (includes amounts from
 affiliates: 1998--$582; 1997--$473).....................     11,747     11,270
Receivables..............................................      3,113      2,826
Due from affiliate (includes funds withheld on
 reinsurance: 1998--$229,194; 1997--$190,235)............    278,458    225,235
Deferred acquisition cost................................    183,033    176,897
Value of business purchased..............................     30,600     33,754
Goodwill.................................................     29,465      6,771
Property and equipment...................................         96        141
Other assets.............................................      1,786      1,149
Separate account assets..................................  2,425,262  1,876,439
                                                          ---------- ----------
    Total assets......................................... $3,837,038 $3,027,141
                                                          ========== ==========
          LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates: 1998--$241,357; 1997--$210,276)............ $  776,461 $  736,975
 Unearned and advance premiums...........................      2,822      2,975
 Other policy benefits...................................      6,973      8,713
                                                          ---------- ----------
    Total policy liabilities.............................    786,256    748,663
 Accrued income taxes....................................     55,498     58,270
 Other liabilities.......................................      2,174      2,825
 Due to affiliates.......................................      8,268      9,374
 Separate account liabilities............................  2,425,262  1,876,439
                                                          ---------- ----------
    Total liabilities....................................  3,277,458  2,695,571
Shareholders' equity:
 Common stock, par value $6 per share authorized, issued
  and outstanding: 500,000 shares........................      3,000      3,000
 Additional paid in capital..............................    350,388    138,469
 Unrealized investment gains, net of applicable taxes....     15,654     14,700
 Retained earnings.......................................    190,538    175,401
                                                          ---------- ----------
    Total shareholder's equity...........................    559,580    331,570
                                                          ---------- ----------
    Total liabilities and shareholder's equity........... $3,837,038 $3,027,141
                                                          ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      1998     1997      1996
                                                    -------- --------  --------
Revenue:
 Premium income.................................... $ 69,987 $ 68,723  $ 65,114
 Policy charges and fees...........................   45,113   36,582    29,403
 Net investment income (includes amounts from af-
  filiates 1998--$13,082;
  1997--$2,863; 1996--$2,847)......................   61,373   51,514    51,128
 Realized investment gains (losses)................    9,401   (5,365)      925
 Other income from affiliates......................   13,665   11,876         0
                                                    -------- --------  --------
   Total revenue...................................  199,539  163,330   146,570
Benefits and expenses:
 Policy benefits:
  Individual life..................................   63,689   57,954    47,355
  Annuity..........................................   13,633   15,165    15,807
                                                    -------- --------  --------
   Total policy benefits...........................   77,322   73,119    63,162
 Amortization of deferred acquisition costs........   27,874   24,898    19,850
 Commissions and premium taxes (includes amounts to
  affiliates:
  1998--$1,013; 1997--$4,928; 1996--$4,723)........    5,580    6,251     5,248
 Other operating expenses (includes amounts to af-
  filiates: 1998--$3,252;
  1997--$3,217; 1996--$2,181)......................    6,579    5,470     3,966
                                                    -------- --------  --------
   Total benefits and expenses.....................  117,355  109,738    92,226
Net operating income before income taxes...........   82,184   53,592    54,344
Income taxes.......................................   25,567   18,843    19,078
                                                    -------- --------  --------
   Net income...................................... $ 56,617 $ 34,749  $ 35,266
                                                    ======== ========  ========


                  See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                    --------------------------
                                                     1998     1997      1996
                                                    -------  -------  --------
Net income......................................... $56,617  $34,749  $ 35,266

Other comprehensive income (loss):
 Unrealized investment gains (losses):
  Unrealized investment gains (losses) on
    securities:
   Unrealized holding gains arising during period..   7,021   13,362   (21,413)
   Less: reclassification adjustment for (gains)
     losses
    on securities included in net income ..........      (1)   5,235      (924)
   Less: reclassification adjustment for
     amortization of
    (discount) and premium.........................     502      744       570
                                                    -------  -------  --------
                                                      7,522   19,341   (21,767)
   Unrealized gains (losses) on other investments..  (6,330)   1,798       861

   Unrealized gains (losses) on deferred
     acquisition costs.............................     276   (5,387)    8,857
                                                    -------  -------  --------
   Total unrealized gains (losses) ................   1,468   15,752   (12,049)

   Applicable tax..................................    (514)  (5,512)    4,217
                                                    -------  -------  --------

Other comprehensive income (loss)..................     954   10,240    (7,832)

   Comprehensive income............................ $57,571  $44,989  $ 27,434
                                                    =======  =======  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                  Additional Unrealized               Total
                           Common  Paid-in     Gains    Retained  Shareholders'
                           Stock   Capital    (Losses)  Earnings     Equity
                           ------ ---------- ---------- --------  -------------
Year Ended at December
 31, 1996
Balance at January 1,
 1996....................  $3,000  $137,950   $12,292   $159,886    $313,128
Comprehensive income.....                      (7,832)    35,266      27,434
Dividends................                                (28,500)    (28,500)
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1996...................   3,000   137,950     4,460    166,652     312,062

Year Ended at December
 31, 1997
Comprehensive income.....                      10,240     34,749      44,989
Dividends................                                (26,000)    (26,000)
Exercise of stock op-
 tions...................               519                              519
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1997...................   3,000   138,469    14,700    175,401     331,570

Year Ended at December
 31, 1998
Comprehensive income.....                         954     56,617      57,571
Dividends................                                (33,500)    (33,500)
Impact from reorganiza-
 tion of Waddell & Reed..     --    211,851               (7,980)    203,871
Exercise of stock op-
 tions...................                68                               68
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1998...................  $3,000  $350,388   $15,654   $190,538    $559,580
                           ======  ========   =======   ========    ========



                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                Year Ended December 31,
                                               ------------------------------
                                                 1998       1997       1996
                                               --------   --------   --------
Net income.................................... $ 56,617   $ 34,749   $ 35,266
Adjustment to reconcile net income to cash
 provided from operations:
  Increase in future policy benefits..........   13,871     17,878     20,692
  Increase (decrease) in other policy liabili-
   ties.......................................   (1,892)       749      2,154
  Deferral of policy acquisition costs........  (42,857)   (33,485)   (33,744)
  Value of business acquired..................        0    (10,000)         0
  Amortization of deferred acquisition costs..   27,874     24,898     19,850
  Change in accrued income taxes..............    1,079     10,212     (3,033)
  Depreciation................................       39         42         44
  Realized (gains) losses on sale of invest-
   ments and properties.......................   (9,401)     5,365       (925)
  Other accruals and adjustments..............   (3,240)     1,817       (997)
                                               --------   --------   --------
Cash provided from operations.................   42,090     52,225     39,307
                                               --------   --------   --------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold.....   46,039    113,035     15,246
 Fixed maturities available for sale-matured,
  called and repaid...........................   76,583     66,469     44,523
 Other long-term investments..................   25,596      2,199        482
                                               --------   --------   --------
   Total investments sold or matured..........  148,218    181,703    60,251
Acquisition of investments:
 Fixed maturities available for sale.......... (123,111)  (176,905)   (68,214)
 Net increase in policy loans.................   (2,192)    (1,485)    (2,033)
 Other long-term investments..................      (36)    (1,517)    (1,183)
                                               --------   --------   --------
   Total acquisition of investments........... (125,339)  (179,907)   (71,430)
Net (increase) decrease in short-term
 investments..................................      747    (11,589)     2,389
Funds loaned to affiliates....................  (13,026)   (24,080)    (3,500)
Funds repaid from affiliates..................    2,400     24,080      3,500
Funds borrowed from affiliates................   14,800          0          0
Funds repaid to affiliates....................  (14,800)         0          0
Disposition of properties.....................        5          0         34
Additions of properties.......................      (37)       (27)      (117)
                                               --------   --------   --------
Cash provided from (used for) investment
 activities...................................   12,968     (9,820)    (8,873)
                                               --------   --------   --------
Cash used for financing activities:
  Cash dividends paid to shareholders.........  (33,500)   (27,000)   (27,500)
  Net receipts from deposit product opera-
   tions......................................  (15,420)   (12,521)    (6,572)
                                               --------   --------   --------
Cash used for financing activities............  (48,920)   (39,521)   (34,072)
Increase (decrease) in cash...................    6,138      2,884     (3,638)
Cash at beginning of year.....................    5,288      2,404      6,042
                                               --------   --------   --------
Cash at end of year........................... $ 11,426   $  5,288   $  2,404
                                               ========   ========   ========

                  See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining the liability for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors Life Insurance Company ("United Investors") an indirectly wholly-owned subsidiary of TMK, is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which includes bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investor's net income. Investment income attributable to policyholders is included in United Investor's net investment income. Net investment income for the years ended December 31, 1998, 1997 and 1996 included approximately $37,000, $37,800, and $37,600, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity Contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investor's experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred acquisition costs: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs, including the value of insurance purchased, for policies other than universal life-type policies according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method in accordance with SFAS 109. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by Torchmark Corporation (Torchmark) in 1981 and is being amortized on a straight-line basis over forty years. In 1998 United Investors recorded an additional goodwill of $23,639 upon the reorganization of the company as outlined in Note 1--"Organization." This additional goodwill is being amortized on a straight-line basis over thirty-five years, which is the period United Investors Management Company had remaining out of the original forty year estimated benefit period.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires the company to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, a Statement of Comprehensive Income is included as an integral part of the financial statements.

   Year 2000 Compliance: The new millennium poses a significant concern to all businesses which use computer systems or electronic data in their operations. The concern arises because these organizations have computer systems and programs that cannot always identify a proper date. For many years, programs were written using a two digit code to represent a year. At the beginning of the year 2000, more digits are needed to accurately determine the date in these programs. Without addressing this issue, many computer programs could fail or produce erroneous results. Additionally, companies which are electronically engaged with other businesses or which rely on other businesses for services are exposed to risk of failure by the electronic devices and computer systems of those other entities to the extent they are not Year 2000 compliant. The potential of failure of these systems creates considerable uncertainty and could potentially adversely affect the ongoing operations and stability of a business.

   United Investors relies on computer systems which are supported and maintained by Torchmark, its ultimate parent, and its various affiliates. Torchmark is exposed to these risks should its computer systems fail

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

due to date-related problems. Torchmark is also reliant on a number of third party businesses and governmental agencies with which it either interacts electronically or depends upon for services in the conduct of its business. These institutions include but are not limited to banks, financial institutions, telecommunication companies, utilities, mail delivery organizations, and a variety of governmental agencies. Should Torchmark's computer systems or the systems of its third-party business partners not be compliant the Company and Torchmark may be exposed to considerable risks, including business interruption, loss of revenue, increased expense, loss of policyholders, and litigation.

   To reduce its business risk to an acceptable level, Torchmark has established a project plan to insure that the company's business-critical computer systems will be Year 2000 compliant. This plan also addresses third-party compliance issues. Under the direction of executive management, objectives and timetables have been set forth to achieve compliance in each geographic location where Torchmark operates. Progress toward achieving those objectives is constantly monitored. Torchmark currently expects the entire project, including all Year 2000 testing activities, to be completed during 1999.

   As of December 31, 1998, Torchmark remains on schedule to meet all of its Year 2000 compliance requirements. All known required software changes have been completed, and the related testing is in process with plans for completion in 1999. With regard to third party concerns, Torchmark has in process the following procedures:

   1) Torchmark is confirming, with its software vendors, the Year 2000 readiness of its purchased software packages because Torchmark has purchased software packages on all of its computer platforms;

   2) Torchmark is verifying the Year 2000 compliance status of its financial business partners computer and data communications systems to insure readiness, including data interface testing with third parties; and

   3) All of Torchmark's electronic operational systems (telephones, security, utility, environmental) are being evaluated for Year 2000 compliance.

   As an example of Torchmark's interface testing with selected third parties, Torchmark is utilizing electronic data from selected third parties in processing Medicare Supplement benefit data using Year 2000 test data. Torchmark is also arranging similar testing with a selected number of banks. While Torchmark is making every effort to verify the compliance of third parties, no assurances as to the compliance of their computer systems can be given.

   Torchmark has used primarily its own employees to complete its Year 2000 project. Other than completion of software testing, all significant Year 2000 project milestones for internal computer systems have been completed. Confirmation of third party compliance and electronic data interface testing with third parties is continuing with completion expected during 1999. Torchmark has spent $5 million on its Year 2000 project activities to date, including internal programming costs, outside contractors, and replacement costs. These costs have been expensed as incurred. Total project cost is expected to be approximately $6 million.

   Year 2000 contingency plans are being developed for critical risk areas. Management throughout the organization has established and documented a contingency plan for Torchmark's most critical systems and interfaces with business partners within each individual's responsibility. Such contingency plans include possible manual operation efforts, staff adjustments, outside services, and alternative procedures. These contingency plans will be maintained well into 2000.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           1998          1997             1996              1998               1997
         --------      --------         --------         ----------         ----------
          $47,294       $34,537          $26,640           $169,757           $156,676

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis is not available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     1998      1997      1996
                                                   --------  --------  --------
   Statutory net income........................... $ 47,294  $ 34,537  $ 26,640
   Deferral of acquisition costs..................   42,857    33,485    33,744
   Amortization of acquisition costs..............  (27,874)  (24,898)  (19,850)
   Differences in policy liabilities..............    1,417    (2,113)   (4,361)
   Deferred income taxes..........................   (6,422)   (6,053)     (773)
   Other..........................................     (655)     (209)     (134)
                                                   --------  --------  --------
   GAAP net income................................ $ 56,617  $ 34,749  $ 35,266
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                     Year Ended December 31,
                                                     ------------------------
                                                        1998         1997
                                                     -----------  -----------
   Statutory shareholders' equity................... $   169,757  $   156,676
   Differences in policy liabilities................       9,208        9,540
   Deferred acquisition cost and value of insurance
    purchased.......................................     213,633      210,651
   Deferred income taxes............................     (59,575)     (52,639)
   Asset valuation reserve..........................       4,781        9,513
   Nonadmitted assets...............................       3,348        1,850
   Fair value adjustment on fixed maturities
    available for sale..............................      30,565       23,043
   Fair value adjustment on preferred stock of
    affiliate.......................................     188,212            0
   Goodwill.........................................      29,465        6,771
   Due and deferred premiums........................     (30,317)     (30,334)
   Other............................................         503       (3,501)
                                                     -----------  -----------
   GAAP shareholders' equity........................    $559,580     $331,570
                                                     ===========  ===========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     1998     1997      1996
                                                    -------  -------  --------
 Fixed maturities.................................. $45,889  $46,000  $ 46,366
 Policy loans......................................   1,186    1,107     1,001
 Other long-term investments.......................      84    1,614     1,211
 Short-term investments............................     743      436       287
 Other income......................................     954        0         0
 Interest and dividends from affiliates............  13,082    2,863     2,847
                                                    -------  -------  --------
                                                     61,938   52,020    51,712
 Less investment expense...........................    (565)    (506)     (584)
                                                    -------  -------  --------
 Net investment income............................. $61,373  $51,514  $ 51,128
                                                    =======  =======  ========

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $     1  $(5,235) $    925
   Mutual funds....................................   9,400     (130)        0
                                                    -------  -------  --------
                                                    $ 9,401  $(5,365) $    925
                                                    =======  =======  ========

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax.......................................   7,522   19,340   (21,767)
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....      (2)       0         0
 Other (includes $(5,946) related to sale of mutual
  fund shares in 1998).............................  (6,328)   1,799       861
 Adjustment for deferred acquisition cost..........     276   (5,387)    8,857
 Applicable tax....................................    (514)  (5,512)    4,217
                                                    -------  -------  --------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities securities
  available for sale............................... $   954  $10,240  $ (7,832)
                                                    =======  =======  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by amortized cost and estimated fair value at December 31, 1998 and 1997 is as follows:

                                       Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
1998:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $ 21,441   $ 1,959    $     0   $ 23,400  $ 23,400
  GNMA's..................   89,674     4,022        (18)    93,678    93,678
  Mortgage-backed
   securities, GNMA
   collateral.............    7,488        71         (1)     7,558     7,558
  Other mortgage-backed
   securities.............   20,961     1,368          0     22,329    22,329
  States, municipalities
   and political
   subdivisions...........   28,610     1,236          0     29,846    29,846
  Public utilities........   31,454     2,287          0     33,741    33,741
  Industrial and
   miscellaneous..........  412,958    21,971     (2,330)   432,599   432,599
                           --------   -------    -------   --------  --------
  Total fixed maturities.. $612,586   $32,914    $(2,349)  $643,151  $643,151
                           ========   =======    =======   ========  ========
1997:
-----
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $ 22,035   $   857    $     0   $ 22,892  $ 22,892
  GNMA's..................  124,549     5,992       (146)   130,395   130,395
  Mortgage-backed
   securities, GNMA
   collateral.............   23,125       591         (3)    23,713    23,713
  Other mortgage-backed
   securities.............   20,980       916          0     21,896    21,896
  States, municipalities
   and political
   subdivisions...........   28,603       517          0     29,120    29,120
  Foreign governments.....    3,298       135          0      3,433     3,433
  Public utilities........   37,189     1,504        (39)    38,654    38,654
  Industrial and
   miscellaneous..........  352,821    12,986       (267)   365,540   365,540
                           --------   -------    -------   --------  --------
  Total fixed maturities.. $612,600   $23,498    $  (455)  $635,643  $635,643
                           ========   =======    =======   ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 1998 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale;
    Due in one year or less................................. $ 13,218  $ 13,359
    Due after one year through five years...................  115,995   120,078
    Due after five years through ten years..................  202,843   213,213
    Due after ten years.....................................  153,602   164,940
                                                             --------  --------
                                                              485,658   511,590
   Mortgage- and asset-backed securities....................  126,928   131,561
                                                             --------  --------
                                                             $612,586  $643,151
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $46,039 in 1998, $113,035 in 1997, and $15,246 in 1996. Gross gains realized on these sales were $928 in 1998, $112 in 1997, and $749 in 1996. Gross losses on these sales were $927 in 1998, $5,716 in 1997, and $0 in 1996.

Note 4--Deferred Acquisition Costs

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  1998                  1997                  1996
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $176,897    $33,754   $169,986    $16,160   $144,716    $18,679
 Additions:
  Deferred during peri-
   od:
  Commissions...........     36,328          0     27,664          0     28,492          0
  Other expenses........      6,529          0      5,821          0      5,252          0
                           --------    -------   --------    -------   --------    -------
   Total deferred.......     42,857          0     33,485          0     33,744          0
  Value of insurance
   purchased............          0          0          0     21,305          0          0
 Adjustment attributable
  to unrealized invest-
  ment loss (1).........        276          0          0          0      8,857          0
                           --------    -------   --------    -------   --------    -------
   Total additions......     43,133          0     33,485     21,305     42,601          0
 Deductions:
  Amortized during peri-
   od...................    (24,720)    (3,154)   (21,019)    (3,711)   (16,894)    (2,519)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............         0           0     (5,387)         0         0           0
  Adjustment attribut-
   able to realized
   investment gains
   (1)..................         0           0       (168)         0       (437)         0
  Adjustment to deferred
   commissions due to
   reorganization.......    (12,277)         0          0          0          0          0
                           --------    -------   --------    -------   --------    -------
   Total deductions.....    (36,997)    (3,154)   (26,574)    (3,711)   (17,331)    (2,519)
                           --------    -------   --------    -------   --------    -------
Balance at end of year..   $183,033    $30,600   $176,897    $33,754   $169,986    $16,160
                           ========    =======   ========    =======   ========    =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $755, $938, and $1,100 for the years ended December 31, 1998, 1997 and 1996, respectively. The average interest accrual rates used were 6.15%, 6.29% and 6.44%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 1998 to be amortized during each of the next five years is: 1999, $2,452; 2000, $2,137; 2001, $1,876; 2002, $1,659; 2003, $1,479.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               1998                1997
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  227    $  178    $  216    $  161
Transportation equipment...............     72        36       132        55
Furniture and office equipment ........    928       917       922       913
                                        ------    ------    ------    ------
  Total................................ $1,227    $1,131    $1,270    $1,129
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $39, $42 and $44 in each of the years 1998, 1997, and 1996, respectively.

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 1998 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-1998        3.00% level to 6.00% level     12%
      1986-1992             7.00% graded to 6.00%     22%
      1962-1985             8.50% graded to 6.00%      4%
      1981-1985             8.50% graded to 7.00%      4%
      1984-1998                Interest Sensitive     58%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                     Year Ended December 31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
   Net operating income before income taxes......... $25,567  $18,843  $19,078
   Shareholders' equity:
    Unrealized gains (losses).......................     514    5,512   (4,217)
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options....     (68)    (519)       0
    Tax benefit received on deferred commission
     credit due to reorganization...................  (4,297)       0        0
    Other...........................................     300        1     (152)
                                                     -------  -------  -------
                                                     $22,016  $23,837  $14,709
                                                     =======  =======  =======

   Income tax expense before the adjustments to shareholder's equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         1998    1997    1996
                                                        ------- ------- -------
    Current income tax expense......................... $19,145 $12,790 $18,305
    Deferred income tax expense........................   6,422   6,053     773
                                                        ------- ------- -------
                                                        $25,567 $18,843 $19,078
                                                        ======= ======= =======

   In 1998, 1997, and 1996, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

   The effective income tax rate differed from the expected 35% rate in 1998, 1997 and 1996 as shown below:

                                               Year Ended December 31,
                                         ----------------------------------------
                                          1998     %    1997     %    1996     %
                                         -------  ---  -------  ---  -------  ---
   Expected income taxes...............  $28,764   35% $18,757   35% $19,020   35%
   Increase (reduction) in income taxes
    resulting from:
    Tax-exempt investment income.......   (3,532)  (4)     (18)   0      (38)   0
    Purchase accounting differences....      331    0       99    0       99    0
    Other..............................        4    0       5     0       (3)   0
                                         -------  ---  -------  ---  -------  ---
   Income taxes........................  $25,567   31% $18,843   35% $19,078   35%
                                         =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 7--Income Taxes (continued)

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
   Deferred tax assets:
    Future policy benefits and unearned and advance
     premiums.......................................... $         0 $     4,777
    Present value of future policy surrender charges...      20,153      13,925
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses..................................         132         203
                                                        ----------- -----------
    Total gross deferred tax assets....................      20,285      18,905
   Deferred tax liability:
    Future policy benefits and unearned and advance
     premiums..........................................       2,022           0
    Deferred acquisition costs.........................      61,881      62,863
    Unrealized investment gains........................       8,428       7,914
    Other..............................................       7,529         767
                                                        ----------- -----------
    Total gross deferred tax liabilities...............      79,860      71,544
                                                        ----------- -----------
    Net deferred tax liability......................... $    59,575 $    52,639
                                                        =========== ===========

   In United Investor's opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors has retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    1998..................................................      $42       $114
    1997..................................................       44        118
    1996..................................................       41        115

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 8--Postretirement Benefits (continued)

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $55 thousand and $55 thousand at December 31, 1998 and 1997, respectively. The total unfunded plan liability recorded at December 31, 1998 was $459. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at market.

   The excess benefit pension plan provides the benefits that an employee would have otherwise received from a defined benefit pension plan in the absence of the Internal Revenue Codes limitation on benefits payable under a qualified plan. Although this plan is unfunded, pension cost is determined in a similar manner as for the funded plans. UILIC's liability for the excess benefit plan was $19 thousand and $19 thousand as of December 31, 1998 and 1997, respectively.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     1998     1997     1996
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   679  $   638  $   638
   Interest cost on projected benefit obligation...   1,657    1,575    1,478
   Actual return on assets.........................  (3,118)  (2,335)  (1,940)
   Net amortization and deferral...................   1,942    1,351    1,032
                                                    -------  -------  -------
    Total net periodic cost........................   1,160    1,229    1,208
    Periodic cost allocated to other participating
     employers.....................................   1,046    1,111    1,093
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $   114  $   118  $   115
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors adopted FASB Statement No. 132, Employers Disclosures about Pensions and Other Postretirement Benefits, effective for year-end 1998 with comparative periods restated. In accordance with this Standard, the following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the.amounts recognized on United Investors's and Liberty National's balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              1998     1997
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $21,841  $19,706
   Service cost.............................................     679      638
   Interest cost............................................   1,657    1,575
   Actuarial gain (loss)....................................   1,061      775
   Benefits paid............................................  (2,008)    (853)
                                                             -------  -------
   Obligation at the end of year............................  23,230   21,841

   Changes in plan assets:
   Fair value at the beginning of year......................  16,054   13,811
   Return on assets.........................................   3,118    2,335
   Contributions............................................     976      761
   Benefits paid............................................  (2,008)    (853)
                                                             -------  -------
   Fair value at the end of year............................  18,140   16,054
                                                             -------  -------

       Funded status at year end............................  (5,090)  (5,787)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................    (775)      12
   Unrecognized prior service cost..........................   1,044    1,137
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $(4,821) $(4,638)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $  (459) $  (459)
   Accrued benefit liability................................  (4,707)  (5,415)
   Intangible asset.........................................     345    1,236
                                                             -------  -------
    Net amount recognized at year end.......................  (4,821)  (4,638)
    Net amount recognized allocated to other participating
     employers..............................................  (4,747)  (4,564)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $   (74) $   (74)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations was 7.0% in 1998 and 7.5% in 1997. The rate of assumed compensation increase was 4.0% in 1998 and 4.5% in 1997 while the expected long-term rate of return on plan assets was 9.25% in 1998 and 9.25% in 1997.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For retired employees over age sixty-five, United Investors does not provide postretirement benefits other than pensions. United Investors does provide a portion of the cost for health insurance benefits for employees who retired before February 1, 1993 and before age sixty-five, covering them until they reach age sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1,1993. This plan is unfunded.

   The components of net periodic postretirement benefit cost other than pensions is as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     1998     1997     1996
                                                    -------  -------  -------
   Service cost ................................... $   112  $    86  $    76
   Interest on accumulated postretirement. benefit
    obligation.....................................     377      357      403
   Actual return on assets.........................       0        0        0
   Net amortization and deferral...................    (251)    (374)    (242)
                                                    -------  -------  -------
    Total net periodic postretirement cost.........     238       69      237
    Periodic cost allocated to other participating
     employers.....................................     233       68      232
                                                    -------  -------  -------
   UILIC's net periodic postretirement cost........ $     5  $     1  $     5
                                                    =======  =======  =======

   The following table presents a reconciliation of the benefit obligation and plan assets from the beginning to the end of the year, also reconciling the funded status to the accrued benefit liability.

                                                  Benefits Other than Pension
                                                      For the year ended
                                                         December 31,
                                                  ----------------------------
                                                      1998           1997
                                                  -------------  -------------
   Changes in benefit obligation:
   Obligation at the beginning of year..........  $       4,775  $       5,010
   Service cost.................................            112             86
   Interest cost................................            377            357
   Actuarial gain (loss)........................            559              0
   Benefits paid................................           (561)          (678)
                                                  -------------  -------------
   Obligation at the end of year................          5,262          4,775

   Changes in plan assets:
   Fair value at the beginning of year..........              0              0
   Return on assets.............................              0              0
   Contributions................................            561            678
   Benefits paid................................           (561)          (678)
                                                  -------------  -------------
   Fair value at the end of year................              0              0
                                                  -------------  -------------

     Funded status at year end..................         (5,262)  (      4,775)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain)...........           (553)        (1,157)
   Unrecognized prior service cost..............           (357)          (563)
                                                  -------------  -------------
    Net amount recognized at year end as accrued
     benefit liability..........................         (6,172)        (6,495)
    Net amount recognized allocated to other
     participating employers....................         (6,070)        (6,386)
                                                  -------------  -------------
   UILIC's net amount recognized at year end as
    accrued benefit liability...................  $        (102) $        (109)
                                                  =============  =============

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For measurement purposes, a 7.0% to 8.0% annual rate of increase in per capita cost of covered healthcare benefits was assumed for 1998. These rates grade to ranges of 4.5% to 5.5% by the year 2007. The health care cost trend rate assumption has a significant effect on the amounts reported, as illustrated in the following table which presents the effect of a one-percentage-point increase and decrease on the service and interest cost components and the benefit obligation:

Effect on:

                                                                Change in Trend
                                                                     Rate
                                                               -----------------
                                                                  1%       1%
                                                               Increase Decrease
                                                               -------- --------
   Service and interest cost components.......................   $ 35    $ (31)
   Benefit obligation.........................................    326     (300)

   The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.00% in 1998 and 7.50% in 1997.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,840 in 1998, $1,852 in 1997 and $1,797 in 1996.

   Torchmark performed certain administrative services for United Investors for which it was charged $612 in 1998, $468 in 1997 and $384 in 1996.

   In November 1994, United Investors loaned Torchmark $35,000 at an interest rate of 8.110%, and in October 1998, United Investors loaned Torchmark an additional $10,626 at an interest rate of 7.875%. Interest income related to the Torchmark loans totaling $2,989, $2,838 and $2,838 for 1998, 1997 and 1996, respectively, is included in the accompanying financial statements. In January 1996, United Investors loaned Liberty National $3,500 at an interest rate of 5.75%. This loan was paid in full in February 1996. Interest income related to this loan totaling $9 at December 31, 1996 is included in the accompanying financial statements. In 1997, United Investors loaned Torchmark, Liberty National and United American $8,060, $10,520 and $5,500 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1997. Interest income related to these loans totaling $1, $2 and $22 respectively is included in the accompanying financial statements. In 1998, United Investors loaned Liberty National and United American $1,400 and $1,000 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1998. Interest income related to these loans totaling $2 and $2 respectively is included in the accompanying financial statements. During 1998, TMK loaned United Investors $14,800 in a series of six separate loans at an interest rate of 5.5% all of which were repaid prior to December 31, 1998. Interest expenses related to these loans totaling $34 is included in the accompanying financial statements.

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American Insurance Company (United American), an affiliated company, on 100% funds withheld coinsurance basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $229,194 and $190,235 at December, 1998 and 1997, respectively. Interest income totaled $13,665 and $11,876 in 1998 and 1997, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled $241,357 and $210,276 as of December 31, 1998 and 1997, respectively. United Investors reimbursed United American for administrative expenses in the amount of $800 in 1998 and $897 in 1997.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

   United Investors serves as sponsor to four separate accounts. During 1997, United Investors was also a investor in two of the separate accounts. These investments were sold during 1998 for $18.4 million and United Investors is no longer a depositor to any of its separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, in the amount of $10,093 is included in the accompanying financial statements.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 2% of total life insurance in force at December 31, 1998 and 3% of premium income for 1998. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the transfer of funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholder's equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 1998 in compliance with all regulations were $392,823.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

   Concentration of credit risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The investment consists of investment grade corporate bonds (55.7%), securities of the U.S. government or U.S. government-backed securities (18.2%), non investment grade securities (12.3%), municipal governments (4.4%), non government guaranteed mortgage backed securities (3.3%), and policy loans (2.6%) which are secured by the underlying policy value. The balance of the portfolio is invested in short-term investments (3.5%).

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt investments are made in a wide range of industries. At December 31, 1998, 1% or more of the portfolio was invested in the following industries: financial services (19.8%); chemicals and allied products (6.2%); manufacturing (5.8%); consumer goods (5.5%); public utilities (4.9%); media and communications (4.6%); transportation (4.2%); services (4.1%); retailing (3.9%); machinery and equipment (3.3%); petroleum (2.7%); asset-backed securities (1.2%); paper and allied products (1.1%). At the end of 1998, 12.3% of the carrying value of fixed securities was rated below investment grade. Par value of these investments was $84.249, amortized cost was $83.731, and market value was $84.588. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

   Collateral requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investor's investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 11--Supplemental Disclosures for Cash Flow Statement

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flow as required by GAAP:

                                                       Year Ended December 31,
                                                      -------------------------
                                                        1998     1997    1996
                                                      -------- -------- -------
       Due from affiliates........................... $229,194 $189,016 $     0
       Value of business purchased...................        0   11,305       0
       Future policy benefits........................  241,357  200,321       0
       Impact from reorganization of
        Waddell & Reed ..............................  203,871        0       0


   The following table summarizes certain amounts paid during the period:

                                                       Year Ended December 31,
                                                      -------------------------
                                                        1998     1997    1996
                                                      -------- -------- -------
       Taxes paid....................................  $26,054   $8,631 $22,111

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors's insurance segments. The tables below present segment premium revenue by each of United Investors's marketing groups.

                                                For the Year 1998
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 8,004  11.5%  $            $ 8,004  11.4%
Waddell & Reed......................  61,511  88.4%                61,511  87.9%
United American ....................                  415  100.0%     415   0.6%
Globe Direct Response...............      57   0.1%                    57   0.1%
                                     ------- -----   ----  -----  ------- -----
                                     $69,572 100.0%  $415  100.0% $69,987 100.0%
                                     ======= =====   ====  =====  ======= =====

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                                For the Year 1997
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 7,264  10.6%  $            $ 7,264  10.6%
Waddell & Reed......................  61,149  89.4%                61,149  89.0%
United American ....................                  310  100.0%     310   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $68,413 100.0%  $310  100.0% $68,723 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 1996
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,795  10.4%  $            $ 6,795  10.4%
Waddell & Reed......................  58,319  89.6%                58,319  89.6%
                                     ------- -----   ----  -----  ------- -----
                                     $65,114 100.0%  $       0.0% $65,114 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors's business is conducted in the United States, primarily in the Southeastern and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before insurance administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors's revenues and operations by segment to its major income statement line items.


                                            For the Year 1998
                         -----------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- -------
Revenues
 Premium................ $ 69,572  $    415   $         $            $       $69,987
 Policy Charges and
  fees..................   12,048    33,065                                   45,113
 Net Investment income..                        61,373                        61,373
 Other income...........             13,665                                   13,665
                         --------  --------   --------  -------      ---     -------
  Total Revenues........   81,620    47,145     61,373                       190,138

Benefits and Expenses
 Policy Benefits........   51,430    25,892                                   77,322
 Required reserve
  interest..............  (18,832)  (18,162)    36,994                             0
 Amortization of
  acquisition costs.....   16,306    11,568                                   27,874
 Commissions and premium
  taxes.................    5,182       398                                    5,580
 Required interest on
  acquisition costs.....    7,958     4,814    (12,772)                            0
                         --------  --------   --------  -------      ---     -------
  Total Expenses........   62,044    24,510     24,222                       110,776
                         --------  --------   --------  -------      ---     -------

 Underwriting income
  before other income
  and administrative
  expense...............   19,576    22,635     37,151                        79,362
 Administrative
  Expense...............                                  5,633                5,633
 Goodwill amortization..                                    946                  946
 Deferred acquisition
  cost adjustment.......
                         --------  --------   --------  -------      ---     -------
 Pretax operating
  income................ $ 19,576  $ 22,635   $ 37,151  $(6,579)     $ 0      72,783
                         ========  ========   ========  =======      ===
 Realized investment gains/losses and deferred acquisition cost
  adjustment.............................................................      9,401
                                                                             -------
  Pretax income..........................................................    $82,184
                                                                             =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                            For the Year 1997
                         ----------------------------------------------------------
                          Life    Annuity  Investment  Other   Adjustments  Total
                         -------  -------  ---------- -------  ----------- --------
Revenues
 Premium................ $68,413  $   310   $         $           $        $ 68,723
 Policy Charges and
  fees..................   9,573   27,009                                    36,582
 Net Investment income..                     51,514                          51,514
 Other income...........           11,876                                    11,876
                         -------  -------   -------   -------     -----    --------
  Total Revenues........  77,986   39,195    51,514                         168,695

Benefits and Expenses
 Policy Benefits........  47,930   25,189                                    73,119
 Required reserve
  interest.............. (18,067) (19,735)   37,802                               0
 Amortization of
  acquisition costs.....  14,671   10,227                                    24,898
 Commissions and premium
  taxes.................   5,647      604                                     6,251
 Required interest on
  acquisition costs.....   8,044    4,287   (12,331)                              0
                         -------  -------   -------   -------     -----    --------
  Total Expenses........  58,225   20,572    25,471                         104,268
                         -------  -------   -------   -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............  19,761   18,623    26,043                          64,427
 Administrative
  Expense...............                                5,186                 5,186
 Goodwill amortization..                                  284                   284
 Deferred acquisition
  cost adjustment.......                                            168         168
                         -------  -------   -------   -------     -----    --------
 Pretax operating
  income................ $19,761  $18,623   $26,043   $(5,470)    $(168)     58,789
                         =======  =======   =======   =======     =====
 Realized investment gains/losses and deferred acquisition cost
  adjustment...........................................................      (5,197)
                                                                           --------
  Pretax income........................................................    $ 53,592
                                                                           ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1996
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 65,114  $          $         $           $        $ 65,114
 Policy Charges and
  fees..................    8,722    20,681                                    29,403
 Net Investment income..                        51,128                         51,128
 Other income...........                                                            0
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   73,836    20,681     51,128                        145,645

Benefits and Expenses
 Policy Benefits........   47,355    15,807                                    63,162
 Required reserve inter-
  est...................  (17,021)  (20,599)    37,620                              0
 Amortization of acqui-
  sition costs..........   12,817     7,033                                    19,850
 Commissions and premium
  taxes.................    4,995       253                                     5,248
 Required interest on
  acquisition costs.....    8,045     3,712    (11,757)                             0
                         --------  --------   --------  -------     -----    --------
  Total Expenses........   56,191     6,206     25,863                         88,260
                         --------  --------   --------  -------     -----    --------

 Underwriting income be-
  fore other income and
  administrative ex-
  pense.................   17,645    14,475     25,265                         57,385
 Administrative Ex-
  pense.................                                  3,682                 3,682
 Goodwill amortization..                                    284                   284
 Deferred acquisition
  cost adjustment.......                                              437         437
                         --------  --------   --------  -------     -----    --------
 Pretax operating in-
  come.................. $ 17,645  $ 14,475   $ 25,265  $(3,966)    $(437)     52,982
                         ========  ========   ========  =======     =====
 Realized investment gains/losses and deferred acquisition cost
  adjustment.............................................................       1,362
                                                                             --------
  Pretax income..........................................................    $ 54,344
                                                                             ========


   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets, representing less than 2% of total assets, are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 1998
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $873,478  $            $       $  873,478
Accrued investment
 income.................                        11,747                           11,747
Deferred acquisition
 costs..................  113,057    100,576                                    213,633
Goodwill................                                  29,465                 29,465
Separate account
 assets.................           2,425,262                                  2,425,262
Other Assets............                                 283,453                283,453
                         -------- ----------  --------  --------     ---     ----------
Total Assets............ $113,057 $2,525,838  $885,225  $312,918     $ 0     $3,837,038
                         ======== ==========  ========  ========     ===     ==========


                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                              At December 31, 1997
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $692,659  $           $         $ 692,659
Accrued investment
 income.................                        11,270                           11,270
Deferred acquisition
 costs..................  117,410     93,241                                    210,651
Goodwill................                                   6,771                  6,771
Separate account
 assets.................           1,876,439                                  1,876,439
Other Assets............                                 229,351                229,351
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $117,410 $1,969,680  $703,929  $236,122    $   0    $3,027,141
                         ======== ==========  ========  ========    =====    ==========


                                              At December 31, 1996
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $664,861  $           $        $  664,861
Accrued investment
 income.................                        10,781                           10,781
Deferred acquisition
 costs..................  120,083     66,063                                    186,146
Goodwill................                                   7,055                  7,055
Separate account
 assets.................           1,420,025                                  1,420,025
Other Assets............                                  39,748                 39,748
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $120,083 $1,486,088  $675,642  $ 46,803    $   0    $2,328,616
                         ======== ==========  ========  ========    =====    ==========

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheet of United Investors Life Variable Account as of December 31, 1998 and the related statements of operations and changes in net assets for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Variable Account at December 31, 1998 and the results of its operations and changes in its net assets for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
April 9, 1999

                  UNITED INVESTORS LIFE VARIABLE ACCOUNT
                                 BALANCE SHEET
                             At December 31, 1998

                                                                                                               Limited
                   Money                  High                                                                  Term      Asset
                   Market      Bond      Income     Growth      Income    International Small Cap   Balanced    Bond    Strategy
                 ---------- ---------- ---------- ----------- ----------- ------------- ---------- ---------- --------- ---------
Assets:
Investments in
Mutual Funds
(Note B)........ $1,216,146 $3,659,483 $3,441,806 $26,165,603 $18,303,456  $5,854,292   $5,506,093 $2,200,360 $  89,322 $ 618,540
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total assets....  1,216,146  3,659,483  3,441,806  26,165,603  18,303,456   5,854,292    5,506,093  2,200,360    89,322   618,540
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........        298        799        786       5,897       4,128       1,326        1,214        500        20       140
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total
 liabilities....        298        799        786       5,897       4,128       1,326        1,214        500        20       140
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Net assets
 (Note C)....... $1,215,848 $3,658,684 $3,441,020 $26,159,706 $18,299,328  $5,852,966   $5,504,879 $2,199,860 $  89,302 $ 618,400
                 ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Equity:
Equity of
 Sponsor
 (Note E)....... $        0 $        0 $        0 $         0 $         0  $        0   $        0 $        0 $       0 $       0
Equity of
 contract
 owners.........  1,215,848  3,658,684  3,441,020  26,159,706  18,299,328   5,852,966    5,504,879  2,199,860    89,302   618,400
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total equity.... $1,215,848 $3,658,684 $3,441,020 $26,159,706 $18,299,328  $5,852,966   $5,504,879 $2,199,860 $  89,302 $ 618,400
                 ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Accumulation
 units
 outstanding....    708,859  1,518,405  1,309,833   4,573,574   5,592,560   3,110,272    2,235,379  1,276,650    67,752   468,460
                 ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Net asset value
 per unit....... $ 1.715219 $ 2.409558 $ 2.627067 $  5.719752 $  3.272084  $ 1.881818   $ 2.462616 $ 1.723150 $1.318072 $1.320070
                 ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
                 Science and
                 Technology     Total
                 ----------- -----------
Assets:
Investments in
Mutual Funds
(Note B)........  $ 369,414  $67,424,515
                 ----------- -----------
Total assets....    369,414   67,424,515
                 ----------- -----------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........         81       15,189
                 ----------- -----------
Total
 liabilities....         81       15,189
                 ----------- -----------
Net assets
 (Note C).......  $ 369,333  $67,409,326
                 =========== ===========
Equity:
Equity of
 Sponsor
 (Note E).......  $       0  $         0
Equity of
 contract
 owners.........    369,333   67,409,326
                 ----------- -----------
Total equity....  $ 369,333  $67,409,326
                 =========== ===========
Accumulation
 units
 outstanding....    219,801   21,081,545
                 =========== ===========
Net asset value
 per unit.......  $1.680310
                 ===========

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1998

                                                                                                                         Limited
                       Money                    High                                                                       Term
                       Market       Bond       Income      Growth       Income     International Small Cap    Balanced     Bond
                     ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Dividend income
 (Note B, D).......  $   54,927  $  201,947  $  298,055  $   912,935  $ 2,722,467   $  500,220     $795,929     $73,995  $  4,919
Expenses paid to
 Sponsor:
 Mortality and ex-
  pense risk
  charge...........       6,667      20,728      24,404      145,410      108,579       32,767       31,375      12,654     2,230
 Contract maintenance charges:
  Sales expense....       4,449      12,668      13,567       75,436       79,273       27,414       26,191      11,461       395
  Underwriting and
   issue expense...         544       1,722       1,788        9,828        9,825        3,357        3,250       1,361        46
  Premium taxes....       1,358       4,305       4,469       24,568       24,564        8,394        8,127       3,404       116
  Cost of insur-
   ance............      10,971      27,139      21,631      128,199      112,516       37,844       38,001      17,609       559
  Administrative
   expense.........       1,439       3,883       5,280       29,976       25,133        7,148        7,877       3,049        90
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
   Total...........      25,428      70,445      71,139      413,417      359,890      116,924      114,821      49,538     3,436
Net investment in-
 come..............      29,499     131,502     226,916      499,518    2,362,577      383,296      681,108      24,457     1,483
Realized investment
 gains (losses)
 distributed to ac-
 counts............           0      59,768     139,541    1,059,015    1,565,818      139,807       56,115      39,345    34,704
Unrealized invest-
 ment gains (loss-
 es)...............           0     (12,153)   (308,985)   4,018,911     (757,268)     861,218     (324,365)     64,253   (16,524)
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net gain (loss) on
 investments.......           0      47,615    (169,444)   5,077,926      808,550    1,001,025     (268,250)    103,598    18,180
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net increase
 (decrease) in net
 assets from
 operations........      29,499     179,117      57,472    5,577,444    3,171,127    1,384,321      412,858     128,055    19,663
Premium deposits &
 net
 transfers*........      12,905     564,869     235,394      702,757    1,397,028      316,203      446,884     284,594     8,948
Equity of sponsor
 withdrawn (Note E)
 ..................           0    (597,699) (1,350,825)  (2,554,766)  (3,099,796)    (122,844)    (161,051)   (110,303) (637,753)
Transfer to sponsor
 for benefits and
 terminations......      (5,412)   (145,723)   (248,607)  (1,015,756)    (474,598)    (122,263)     (45,681)    (37,254)        0
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Total increase (de-
 crease)...........      36,992        564   (1,306,566)   2,709,679      993,761    1,455,417      653,010     265,092  (609,142)
Net assets at
 beginning of
 period............  $1,178,856  $3,658,120  $4,747,586  $23,450,027   17,305,567    4,397,549    4,851,869   1,934,768   698,444
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets at end
 of period
 (Note C)..........  $1,215,848  $3,658,684  $3,441,020  $26,159,706  $18,299,328   $5,852,966   $5,504,879  $2,199,860   $89,302
                     ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
                      Asset   Science and
                     Strategy Technology     Total
                     -------- ----------- ------------
Dividend income
 (Note B, D).......  $ 35,417  $  6,829   $ 5,607,640
Expenses paid to
 Sponsor:
 Mortality and ex-
  pense risk
  charge...........     3,470     3,160       391,444
 Contract maintenance charges:
  Sales expense....     3,601       973       255,428
  Underwriting and
   issue expense...       427       123        32,271
  Premium taxes....     1,064       309        80,678
  Cost of insur-
   ance............     5,622     1,504       401,595
  Administrative
   expense.........       411       365        84,651
                     -------- ----------- ------------
   Total...........    14,595     6,434     1,246,067
Net investment in-
 come..............    20,822       395     4,361,573
Realized investment
 gains (losses)
 distributed to ac-
 counts............       837   171,998     3,266,948
Unrealized invest-
 ment gains (loss-
 es)...............    17,668    31,556     3,574,311
                     -------- ----------- ------------
Net gain (loss) on
 investments.......    18,505   203,554     6,841,259
                     -------- ----------- ------------
Net increase
 (decrease) in net
 assets from
 operations........    39,327   203,949    11,202,832
Premium deposits &
 net
 transfers*........    36,203   148,826     4,154,611
Equity of sponsor
 withdrawn (Note E)
 ..................         0  (689,643)   (9,324,680)
Transfer to sponsor
 for benefits and
 terminations......         0    (1,172)   (2,096,466)
                     -------- ----------- ------------
Total increase (de-
 crease)...........    75,530  (338,040)    3,936,297
Net assets at
 beginning of
 period............   542,870   707,373    63,473,029
                     -------- ----------- ------------
Net assets at end
 of period
 (Note C)..........  $618,400  $369,333   $67,409,326
                     ======== =========== ============

-----

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1997

                                                                                                                         Limited
                       Money                    High                                                                       Term
                       Market       Bond       Income      Growth       Income     International Small Cap    Balanced     Bond
                     ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Dividend income
 (Note B, D).......  $   65,646  $  219,536  $  439,614  $ 1,952,411  $ 1,121,249   $  389,188   $1,023,553    $151,208  $ 41,702
Expenses paid to
 Sponsor (Note D):
 Mortality and ex-
  pense risk
  charge...........       7,862      21,800      27,223      133,690       94,055       23,451       24,261      10,070     4,023
 Contract maintenance charges:
  Sales expense....       5,217      13,724      15,099       78,456       68,489       21,057       22,126       8,883       346
  Underwriting and
   issue expense...         714       1,911       2,087       10,312        8,463        2,575        2,748       1,060        41
  Premium taxes....       1,788       4,778       5,218       25,780       21,157        6,439        6,869       2,647       102
  Cost of insur-
   ance............      10,189      29,251      23,853      120,492      101,444       29,451       33,011      14,030       469
  Administrative
   expense.........       1,301       3,868       5,256       28,471       20,875        5,352        6,543       2,467        77
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
   Total...........      27,071      75,332      78,736      397,201      314,483       88,325       95,558      39,157     5,058
Net investment in-
 come..............      38,575     144,204     360,878    1,555,210      806,766      300,863      927,995     112,051    36,644
Realized investment
 gains
 distributed to ac-
 counts............           0      20,434      36,774      336,615      317,410       48,195       56,090      12,067       580
Unrealized invest-
 ment gains........           0      83,897     122,364    1,918,342    2,038,193      143,422       48,676     117,939     2,333
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net gain on invest-
 ments.............           0     104,331     159,138    2,254,957    2,355,603      191,617      104,766     130,006     2,913
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net increase in net
 assets from opera-
 tions.............      38,575     248,535     520,016    3,810,167    3,162,369      492,480    1,032,761     242,057    39,557
Premium deposits &
 net
 transfers*........    (401,330)     66,799     125,520    1,044,490    1,738,685      872,193      663,286     314,837     5,231
Investment by
 sponsor
 (Note E)..........           0    (500,000)          0            0            0            0            0           0         0
Transfer to sponsor
 for benefits and
 terminations......    (143,495)   (174,862)   (225,612)  (1,196,531)    (387,660)    (141,228)    (110,491)    (18,660)  (4,242)
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Total increase (de-
 crease)...            (506,250)   (359,528)    419,924    3,658,126    4,513,394    1,223,445    1,585,556     538,234    40,546
Net assets at
 beginning of
 period............   1,685,106   4,017,648   4,327,662   19,791,901   12,792,173    3,174,104    3,266,313   1,396,534   657,898
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets at end
 of period
 (Note C)..........  $1,178,856  $3,658,120  $4,747,586  $23,450,027  $17,305,567   $4,397,549   $4,851,869  $1,934,768  $698,444
                     ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
                      Asset   Science and
                     Strategy Technology     Total
                     -------- ----------- ------------
Dividend income
 (Note B, D).......  $ 60,922  $  4,763   $ 5,469,792
Expenses paid to
 Sponsor (Note D):
 Mortality and ex-
  pense risk
  charge...........     3,016     2,811       352,262
 Contract maintenance charges:
  Sales expense....     3,622       170       237,189
  Underwriting and
   issue expense...       428        20        30,359
  Premium taxes....     1,071        50        75,899
  Cost of insur-
   ance............     7,246       151       369,587
  Administrative
   expense.........       413        27        74,650
                     -------- ----------- ------------
   Total...........    15,796     3,229     1,139,946
Net investment in-
 come..............    45,126     1,534     4,329,846
Realized investment
 gains
 distributed to ac-
 counts............     1,582     3,802       833,549
Unrealized invest-
 ment gains........     4,673    78,192     4,558,031
                     -------- ----------- ------------
Net gain on invest-
 ments.............     6,255    81,994     5,391,580
                     -------- ----------- ------------
Net increase in net
 assets from opera-
 tions.............    51,381    83,528     9,721,426
Premium deposits &
 net
 transfers*........    15,824   123,845     4,569,380
Investment by
 sponsor
 (Note E)..........         0   500,000             0
Transfer to sponsor
 for benefits and
 terminations......         0         0    (2,402,781)
                     -------- ----------- ------------
Total increase (de-
 crease)...            67,205   707,373    11,888,025
Net assets at
 beginning of
 period............   475,665         0    51,585,004
                     -------- ----------- ------------
Net assets at end
 of period
 (Note C)..........  $542,870  $707,373   $63,473,029
                     ======== =========== ============

-----

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1996

                                                                                                                        Limited
                      Money                    High                                                                       Term
                      Market       Bond       Income      Growth       Income     International Small Cap    Balanced     Bond
                    ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Dividend income
(Note B, D).......  $   67,625  $  247,098  $  365,207  $ 2,260,473  $   310,270   $   40,388   $  128,874  $   77,301  $ 34,473
Expenses paid to
Sponsor (Note D):
 Mortality and
 expense risk
 charge...........       8,421      23,470      23,955      107,839       65,099       15,967       16,559       6,612     3,816
 Contract
 maintenance
 charges:
 Sales expense....       3,990      14,800      14,613       70,974       49,893       14,277       13,709       5,350       321
 Underwriting and
 issue expense....         565       2,060       2,011        9,416        6,226        1,730        1,669         636        38
 Premium taxes....       1,412       5,149       5,028       23,540       15,563        4,324        4,173       1,591        95
 Cost of
 insurance........       8,112      31,858      24,490      111,721       80,172       21,218       20,414       9,254       386
 Administrative
 expense..........       1,155       4,040       5,117       24,962       14,975        3,518        3,620       1,370        48
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
  Total...........      23,655      81,377      75,214      348,452      231,928       61,034       60,144      24,813     4,704
Net investment in-
 come (loss)......      43,970     165,721     289,993    1,912,021       78,342      (20,646)      68,730      52,488    29,769
Realized
investment gains
distributed to
accounts..........           0      10,428      12,266      154,511      149,372       18,162       43,253       5,640       238
Unrealized
investment gains
(losses)..........           0    (127,873)     94,807     (280,931)   1,493,351      319,036      (14,604)     38,817   (10,782)
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net gain (loss) on
investments.......           0    (117,445)    107,073     (126,420)   1,642,723      337,198       28,649      44,457   (10,544)
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net increase in
net assets from
operations........      43,970      48,276     397,066    1,785,601    1,721,065      316,552       97,379      96,945    19,225
Premium deposits
and net
transfers*........     345,070      83,031     237,801    1,807,736    2,428,537      974,379    1,328,646     450,153    47,604
Transfer to
Sponsor for
benefits and
terminations......     (33,896)   (100,872)   (260,183)    (380,062)    (190,414)     (40,875)     (23,937)     (9,567)        0
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Total increase ...     355,144      30,435     374,684    3,213,275    3,959,188    1,250,056    1,402,088     537,531    66,829
Net assets at
beginning of
period............   1,329,962   3,987,213   3,952,978   16,578,626    8,832,985    1,924,048    1,864,225     859,003   591,069
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets at end
of period
(Note C)..........  $1,685,106  $4,017,648  $4,327,662  $19,791,901  $12,792,173   $3,174,104   $3,266,313  $1,396,534  $657,898
                    ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
                     Asset
                    Strategy    Total
                    -------- ------------
Dividend income
(Note B, D).......  $ 16,233 $ 3,547,942
Expenses paid to
Sponsor (Note D):
 Mortality and
 expense risk
 charge...........     2,278     274,016
 Contract
 maintenance
 charges:
 Sales expense....       513     188,440
 Underwriting and
 issue expense....        60      24,411
 Premium taxes....       151      61,026
 Cost of
 insurance........       957     308,582
 Administrative
 expense..........       145      58,950
                    -------- ------------
  Total...........     4,104     915,425
Net investment in-
 come (loss)......    12,129   2,632,517
Realized
investment gains
distributed to
accounts..........        50     393,920
Unrealized
investment gains
(losses)..........     7,307   1,519,128
                    -------- ------------
Net gain (loss) on
investments.......     7,357   1,913,048
                    -------- ------------
Net increase in
net assets from
operations........    19,486   4,545,565
Premium deposits
and net
transfers*........   393,715   8,096,672
Transfer to
Sponsor for
benefits and
terminations......         0  (1,039,806)
                    -------- ------------
Total increase ...   413,201  11,602,431
Net assets at
beginning of
period............    62,464  39,982,573
                    -------- ------------
Net assets at end
of period
(Note C)..........  $475,665 $51,585,004
                    ======== ============

-----

*Includes transfer activity from (to) other portfolios.
                      See Notes to Financial Statements.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The United Investors Life Variable Account ("the Life Variable Account") was established on January 5, 1987 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Life Variable Account invests in shares of Target/United Funds, Inc. ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, an income portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio (established during 1997). The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   Basis of Presentation--The financial statements of the Life Variable Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.

   Federal Taxes--Currently no charge is made to the Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Life Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates market.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios (see Note C--Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The following is a summary of reinvested dividends by portfolio:

                                                            1998
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       54,926        $   54,927
Bond.........................................       37,088           201,947
High Income..................................       67,520           298,055
Growth.......................................       98,177           912,935
Income.......................................      220,709         2,722,467
International................................       63,986           500,220
Small Cap....................................      100,726           795,929
Balanced.....................................       10,410            73,995
Limited Term Bond............................          941             4,919
Asset Strategy...............................        6,575            35,417
Science and Technology.......................          825             6,829

                                                            1997
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       65,646        $   65,646
Bond.........................................       40,893           219,536
High Income..................................       92,742           439,614
Growth.......................................      257,986         1,952,411
Income.......................................       93,738         1,121,249
International................................       60,961           389,188
Small Cap....................................      122,852         1,023,553
Balanced.....................................       22,340           151,208
Limited Term Bond............................        8,038            41,702
Asset Strategy...............................       11,723            60,922
Science and Technology.......................          825             4,763

                                                            1996
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       67,625        $   67,625
Bond.........................................       47,515           247,098
High Income..................................       79,827           365,207
Growth.......................................      332,584         2,260,473
Income.......................................       30,607           310,270
International................................        6,733            40,388
Small Cap....................................       16,074           128,874
Balanced.....................................       12,474            77,301
Limited Term Bond............................        6,676            34,473
Asset Strategy...............................        3,162            16,233

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets

    The following table illustrates by component parts the net asset value for each portfolio.

                                                                                                                       Limited
                     Money                    High                                                                       Term
1998                 Market       Bond       Income      Growth       Income     International Small Cap    Balanced     Bond
----               ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Cost to:
 Contract
 Owners..........  $1,695,441  $2,810,887  $3,176,521  $12,443,962  $11,245,155   $3,972,345   $3,848,564  $1,721,643  $ 86,110
 Sponsor.........           0     500,000     500,000      500,000    1,000,000       65,000       65,000      65,000   500,000
Adjustment for
market
appreciation
(depreciation) ..     825,506   2,346,155   3,022,132   21,974,968   11,503,898    2,545,544    2,232,152     720,796   167,514
Deductions:
 Mortality &
 expense risk
 charge..........     (93,485)   (173,793)   (195,537)    (728,174)    (364,480)     (83,643)     (81,327)    (34,200)  (15,438)
 Contract
 maintenance
 charges:
 Sales expense...     (44,552)    (96,909)   (110,291)    (437,812)    (247,877)     (69,624)     (67,444)    (29,129)   (1,244)
 Underwriting and
 issue expense...      (6,705)    (14,131)    (16,133)     (61,185)     (30,934)      (8,509)      (8,339)     (3,468)     (146)
 Premium taxes...     (16,761)    (35,327)    (40,334)    (152,966)     (77,336)     (21,274)     (20,849)     (8,670)     (366)
 Cost of
 insurance.......     (96,482)   (215,483)   (206,436)    (741,351)    (380,918)     (99,056)    (100,470)    (47,333)   (1,733)
 Administrative
 expense.........     (16,508)    (30,518)    (41,841)    (171,333)     (76,986)     (17,814)     (19,293)     (7,553)     (263)
 Benefits &
 terminations....  (1,030,606)   (834,498) (1,296,236)  (3,911,637)  (1,171,398)    (307,159)    (182,064)    (66,923)   (7,379)
 Equity of
 sponsor
 withdrawn (Note
 E)..............           0    (597,699) (1,350,825)  (2,554,766)  (3,099,796)    (122,844)    (161,051)   (110,303) (637,753)
                   ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets.......  $1,215,848  $3,658,684  $3,441,020  $26,159,706  $18,299,328   $5,852,966   $5,504,879  $2,199,860  $ 89,302
                   ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
1997
----
Cost to:
 Contract own-
 ers.............  $1,682,536  $2,746,018  $2,941,127  $11,741,205  $ 9,848,127   $3,656,142   $3,401,680  $1,437,049  $ 77,162
 Sponsor.........           0           0     500,000      500,000    1,000,000       65,000       65,000      65,000   500,000
Adjustment for
market
appreciation and
reinvested
dividends........     770,579   2,096,593   2,893,521   15,984,107    7,972,881    1,044,299    1,704,473     543,203   144,415
Deductions:
 Morality & ex-
 pense risk
 charge..........     (86,818)   (153,065)   (171,133)    (582,764)    (255,901)     (50,876)     (49,952)    (21,546)  (13,208)
 Contract mainte-
 nance charges:
 Sales expense...     (40,103)    (84,241)    (96,724)    (362,376)    (168,604)     (42,210)     (41,253)    (17,668)     (849)
 Underwriting and
 issue expense...      (6,161)    (12,409)    (14,345)     (51,357)     (21,109)      (5,152)      (5,089)     (2,107)     (100)
 Premium taxes...     (15,403)    (31,022)    (35,865)    (128,398)     (52,772)     (12,880)     (12,722)     (5,266)     (250)
 Cost of insur-
 ance............     (85,511)   (188,344)   (184,805)    (613,152)    (268,402)     (61,212)     (62,469)    (29,724)   (1,174)
 Administrative
 expense.........     (15,069)    (26,635)    (36,561)    (141,357)     (51,853)     (10,666)     (11,416)    (4,504)      (173)
 Loan interest...      (8,915)     (2,310)     (2,937)      (9,063)      (2,053)        (195)        (122)        (10)        0
 Benefits & ter-
 minations.......  (1,016,279)   (686,465) (1,044,692)  (2,886,818)    (694,747)    (184,701)    (136,261)    (29,659)   (7,379)
                   ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets.......  $1,178,856  $3,658,120  $4,747,586  $23,450,027  $17,305,567   $4,397,549   $4,851,869  $1,934,768  $698,444
                   ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
                    Asset    Science and
1998               Strategy  Technology
----               --------- -----------
Cost to:
 Contract
 Owners..........  $508,812    272,671
 Sponsor.........         0    500,000
Adjustment for
market
appreciation
(depreciation) ..   144,430    297,140
Deductions:
 Mortality &
 expense risk
 charge..........    (8,857)    (5,971)
 Contract
 maintenance
 charges:
 Sales expense...    (7,821)    (1,143)
 Underwriting and
 issue expense...      (925)      (143)
 Premium taxes...    (2,311)      (359)
 Cost of
 insurance.......   (13,928)    (1,655)
 Administrative
 expense.........    (1,000)      (392)
 Benefits &
 terminations....         0     (1,172)
 Equity of
 sponsor
 withdrawn (Note
 E)..............         0   (689,643)
                   --------- -----------
Net assets.......  $618,400    369,333
                   ========= ===========
1997
----
Cost to:
 Contract own-
 ers.............  $472,609   $123,845
 Sponsor.........         0    500,000
Adjustment for
market
appreciation and
reinvested
dividends........    90,508     86,757
Deductions:
 Morality & ex-
 pense risk
 charge..........    (5,387)    (2,811)
 Contract mainte-
 nance charges:
 Sales expense...    (4,220)      (170)
 Underwriting and
 issue expense...      (498)       (20)
 Premium taxes...    (1,247)       (50)
 Cost of insur-
 ance............    (8,306)      (151)
 Administrative
 expense.........      (589)       (27)
 Loan interest...         0          0
 Benefits & ter-
 minations.......         0          0
                   --------- -----------
Net assets.......  $542,870   $707,373
                   ========= ===========

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note D--Charges and Deductions

Fund Management and Fees

   Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. Each portfolio will pay the manager a fee for managing its investments consisting of two elements: (i) a specific fee computed on each portfolio's net asset value at the close of business each day at the following annual rates: Money Market Portfolio none Bond Portfolio .03% of net assets; High Income Portfolio .15% of net assets; Growth Portfolio .20% of net assets; Income Portfolio .20% of net assets; International Portfolio .30% of net assets; Small Cap Portfolio .35% of net assets; Balanced Portfolio .10% of net assets; Limited Term Bond Portfolio
 .05% of net assets; Asset Strategy Portfolio .30% of net assets; Science and Technology .20% of net assets, and (ii) a pro rata participation based on the relative net asset size of each portfolio in a "Group" fee computed each day on the combined net asset values of all of the portfolios at the following annual rates: Group Net Asset Level from $0 to $750 million--Annual Group Fee Rate--
 .51%; from $750 to $1,500 million--.49%; from $1,500 to $2,250 million--.47%;
over $2,250 million--.45%. Fees for these services are deducted from dividend income. The amount of these fees has been:

                                                        1998    1997     1996
                                                       ------- ------- --------
   Money Market.......................................   5,496   6,838 $  7,393
   Bond...............................................  18,746  19,669   20,785
   High Income........................................  26,683  28,908   26,544
   Growth............................................. 166,154 155,740  126,418
   Income............................................. 123,346 108,327   75,558
   International......................................  42,257  31,148   20,151
   Small Cap..........................................  43,961  33,685   23,128
   Balanced...........................................  12,194   9,823    6,658
   Limited Term Bond..................................   2,060   3,732    3,444
   Asset Strategy.....................................   4,425   4,006    2,492
   Science and Technology.............................   3,039   1,931        0

Mortality and Expense Risk Charges

   A daily charge is deducted at an effective annual rate of .60% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality and expense risk charge covers the possibility that the cost of insurance charges will be insufficient to meet actual claims and that other expense charges may be insufficient to cover actual expenses incurred in connection with policy obligations.

Premium Deposit Charges

   The Sponsor does not impose an immediate charge against the initial premium deposit prior to its allocation to the Life Variable Account. For additional premium deposits there are deductions of 6% of the premium deposit for sales expenses and 2.5% for premium taxes.

Contract Maintenance Charges

   On each policy anniversary a deduction is made from the policy account value to compensate the Sponsor for certain costs and expenses:

(a) Expenses relating to sales, underwriting and issue, and premium taxes

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
   On each of the first ten policy anniversaries, there is an annual deduction of 1.20% of the initial premium deposit which is composed of the following:

   (1) Sales Expenses--An .85% charge for sales expenses compensates the Sponsor for certain sales and other distribution expenses incurred at the time the policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   (2) Underwriting and Issue Expenses--A .10% charge compensates the Sponsor for initial underwriting costs and for certain expenses incurred in issuing policies, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

   (3) State and Local Premium Taxes--A .25% charge compensates the Sponsor for the average premium tax expense incurred when issuing policies.

(b) Cost of Insurance

   A mortality charge will be deducted on each policy anniversary to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

(c) Administrative Expenses

   The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is "cost based" and the Sponsor does not expect a profit from the charge.

Surrender Charges

   For policy surrenders occurring during the first eight policy years, a surrender charge is made against the initial premium deposit based on a graded table.

                                                                                    9 or
Policy Year                                 1st  2nd  3rd  4th  5th  6th  7th  8th  More
-----------                                 ---  ---  ---  ---  ---  ---  ---  ---  ----
Surrender Charge %.........................   8%   7%   6%   5%   4%   3%   2%   1% None

   Surrender charges are included in transfers to Sponsor for benefits and terminations.

Note E--Equity of Sponsor

   The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note F--Selected unit data

Selected data for a weighted average unit of the Life Variable Separate Account outstanding throughout each period follows.

                                                                                          Limited
                   Money            High                                 Small             Term     Asset   Science and
                   Market   Bond   Income  Growth  Income  International  Cap    Balanced  Bond    Strategy Technology*
                   ------  ------  ------  ------  ------  ------------- ------  -------- -------  -------- -----------
1998
----
Dividend income..  $ 0.08  $ 0.14  $ 0.19  $ 0.19  $ 0.45     $ 0.16     $ 0.36   $ 0.06  $ 0.02    $ 0.08     $0.02
Expenses.........    0.04    0.05    0.05    0.08    0.06       0.04       0.05     0.04    0.01      0.03      0.02
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------    ------
Investment income
(loss)--net......    0.04    0.09    0.14    0.11    0.39       0.12       0.31     0.02    0.01      0.05      0.00
Net realized and
unrealized in-
vestment gains--
(losses)...          0.00    0.03   (0.11)   1.04    0.13       0.32      (0.12)    0.08    0.06      0.04      0.51
Premium deposits
 and net
 transfers.......    0.02    0.38    0.15    0.14    0.23       0.10       0.20     0.22    0.03      0.08      0.37
Transfer to spon-
sor for benefits
and termina-
tions............   (0.01)  (0.10)  (0.16)  (0.21)  (0.08)     (0.04)     (0.02)   (0.03)   0.00      0.00      0.00
Equity of sponsor
withdrawn
(Note E).........    0.00   (0.40)  (0.87)  (0.52)  (0.52)     (0.04)     (0.07)   (0.09)  (2.17)     0.00     (1.74)
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------    ------
Increase (de-
crease) in net
asset value......    0.05   (0.00)  (0.85)   0.56    0.15       0.46       0.30     0.20   (2.07)     0.17     (0.86)
Net asset value,
beginning of the
period...........    1.22    2.15    2.57    4.56    3.09       1.79       2.84     2.11    1.25      1.52      0.36
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------    ------
Net asset value,
end of the peri-
od...............  $ 1.27  $ 2.15  $ 1.72  $ 5.12  $ 3.24     $ 2.25     $ 3.14   $ 2.31  $(0.82)   $ 1.69    $(0.50)
                   ======  ======  ======  ======  ======     ======     ======   ======  ======    ======    ======

1997
----
Dividend income..  $ 0.08  $ 0.13  $ 0.24  $ 0.37  $ 0.18     $ 0.13     $ 0.49   $ 0.13  $ 0.07    $ 0.14     $0.01
Expenses.........    0.03    0.04    0.04    0.08    0.05       0.03       0.05     0.03    0.01      0.04      0.01
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------    ------
Investment in-
come--net........    0.05    0.09    0.20    0.29    0.13       0.10       0.44     0.10    0.06      0.10      0.00
Net realized and
unrealized in-
vestment gains...    0.00    0.06    0.09    0.43    0.38       0.07       0.05     0.11    0.01      0.01      0.14
Premium deposits
 and net
 transfers.......   (0.49)   0.04    0.07    0.20    0.28       0.30       0.32     0.28    0.01      0.04      0.22
Transfer to spon-
sor for benefits
and termina-
tions............   (0.17)  (0.10)  (0.12)  (0.23)  (0.06)     (0.05)     (0.05)   (0.02)  (0.01)     0.00      0.00
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------    ------
Increase (de-
crease) in net
asset value......   (0.61)   0.09    0.24    0.69    0.73       0.42       0.76     0.47    0.07      0.15      0.36
Net asset value,
beginning of the
period...........    1.83    2.06    2.33    3.87    2.36       1.37       2.08     1.64    1.18      1.37      0.00
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------    ------
Net asset value,
end of the peri-
od...............  $ 1.22  $ 2.15  $ 2.57  $ 4.56  $ 3.09     $ 1.79     $ 2.84   $ 2.11  $ 1.25    $ 1.52     $0.36
                   ======  ======  ======  ======  ======     ======     ======   ======  ======    ======    ======

1996
----
Dividend income..  $ 0.07  $ 0.13  $ 0.20  $ 0.44  $ 0.06     $ 0.02     $ 0.08   $ 0.09  $ 0.06    $ 0.05
Expenses.........    0.03    0.04    0.04    0.07    0.04       0.03       0.04     0.03    0.01      0.01
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------
Investment income
(loss)--net......    0.04    0.09    0.16    0.37    0.02      (0.01)      0.04     0.06    0.05      0.04
Net realized and
unrealized in-
vestment
gains (losses)...   (0.29)  (0.05)   0.13   (0.25)  (0.06)     (0.29)     (0.80)   (0.35)  (0.08)    (1.99)
Premium deposits
and
net transfers....    0.38    0.04    0.13    0.35    0.45       0.42       0.85     0.53    0.09      1.13
Transfer to
Sponsor for
benefits and
terminations.....   (0.04)  (0.05)  (0.14)  (0.07)  (0.04)     (0.02)     (0.02)   (0.01)      0         0
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------
Increase (de-
crease) in
net asset value..     0.9    0.03    0.28    0.40    0.37       0.10       0.07     0.23    0.06     (0.82)
Net asset value,
beginning of the
period...........    1.74    2.03    2.05    3.47    1.99       1.27       2.01     1.41    1.12      2.19
                   ------  ------  ------  ------  ------     ------     ------   ------  ------    ------
Net asset value,
end of the peri-
od...............  $ 1.83  $ 2.06  $ 2.33  $ 3.87  $ 2.36     $ 1.37     $ 2.08   $ 1.64  $ 1.18    $ 1.37
                   ======  ======  ======  ======  ======     ======     ======   ======  ======    ======

-----
* Established in 1997

                                    PART II
                                    -------
                          UNDERTAKING TO FILE REPORTS
                          ---------------------------

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING
                             --------------------

     In-so-far as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)(A)
                -----------------------------------------------

     United Investors Life Insurance Company hereby represents that the fees and charges deducted under the variable life policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following Papers and Documents:

     The Facing Sheet.

     The Prospectus consisting of 78 pages.

     The Undertaking to File Reports.
     The Undertaking Pursuant to Rule 484.
     Representation Pursuant to Section 26(e)(2)(A) of the Investment Company
     Act.
     The Signatures.
     Written consents of the following persons:

          (a) John H. Livingston, Esquire (included in Exhibit 3).
          (b) Sutherland Asbill & Brennan LLP.

          (c) W. Thomas Aycock (included in Exhibit 6).

          (d) KPMG Peat Marwick LLP.

The following Exhibits correspond to those required by paragraph A of the instructions as to Exhibits in Form N-8B-2:

     1.   A.

          (1) Resolution of the Board of Directors of United Investors establishing the Variable Account.\1\

          (2)  Not Applicable.

          (3) (a)  Principal Underwriting Agreement.\3\
              (b)  Not applicable.
              (c)  Commission Schedule.\4\

          (4)  Not Applicable.

          (5)  Policy Form.\1\
               (a)  Policy Endorsement, VL94.\4\

          (6)  (a)  Certificate of Incorporation of United Investors.\1\
               (b)  By-Laws of United Investors.\1\

          (7)  Not Applicable.

          (8)  Participation Agreement for Target/United Funds, Inc.\3\

          (9)  Not Applicable.

          (10) Application Form.\2\

          (11) Memorandum describing United Investors' issuance, transfer, and redemption procedures for the Policy.\2\

     2. See Exhibit 1(5).

     3. Opinion and consent of John H. Livingston, Esquire, Secretary and Counsel.\5\

     4. No financial statements are omitted from Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     5. Not Applicable.

     6. Opinion and Consent of W. Thomas Aycock, Vice President and Chief Actuary of United Investors.\5\

     7. Consent of Sutherland Asbill & Brennan LLP.\5\

     8. Consent of KPMG Peat Marwick LLP.\5\

     ___________________
\1\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998(previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).

\2\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, File No. 33-11465).

\3\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement, File No. 33-11465).

\4\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Post-Effective Amendment. No. 8 to the Form S-6 Registration Statement, File No. 33-11465).

\5\  Filed herewith.

                                    SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant, United Investors Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Birmingham, and State of Alabama, on the 28th day of April, 1999.

                                      United Investors Life Variable Account
                                      (Registrant)


(Seal)                                United Investors Life Insurance Company
                                      (Depositor)


Attest:   /s/ John H. Livingston      By:  /s/ Anthony L. McWhorter
          ----------------------           ------------------------
          John H. Livingston               Anthony L. McWhorter
          Secretary and Counsel            President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signature                              Title                            Date
---------                              -----                            ----


                               Chairman of the Board of Directors
--------------------------     and Chief Executive Officer           -----------------
C. B. Hudson


/s/ Anthony L. McWhorter       Director and President                    4-27-99
--------------------------                                           -----------------
Anthony L. McWhorter


/s/ W. Thomas Aycock           Director, Vice President and              4-27-99
--------------------------     Chief Actuary                         -----------------
W. Thomas Aycock


/s/ Tony G. Brill              Director and  Executive Vice              4-28-99
--------------------------     President - Administration            -----------------
Tony G. Brill


                               Senior Vice President - Marketing
--------------------------                                           -----------------
Mark S. McAndrew


/s/ Larry M. Hutchison         Director                                  4-28-99
--------------------------                                           -----------------
Larry M. Hutchison


/s/ Michael J. Klyce           Vice President and Treasurer              4-27-99
--------------------------                                           -----------------
Michael J. Klyce


/s/ James L. Mayton            Vice President and Controller             4-27-99
--------------------------                                           -----------------
James L. Mayton, Jr.


/s/ John H. Livingston         Director, Secretary and Counsel           4-27-99
--------------------------                                           -----------------
John H. Livingston


/s/ Carol A. McCoy             Director and Assistant Secretary          4-27-99
--------------------------                                           -----------------
Carol A. McCoy



Signature                              Title                         Date
---------                              -----                         ----


/s/ Ross W. Stagner            Director and Vice President          4-27-99
-------------------------                                      -----------------
Ross W. Stagner


/s/ Terry W. Davis             Director and Vice President -        4-27-99
-------------------------      Administration                  -----------------
Terry W. Davis


Exhibit Index

     3.  Opinion and consent of John H. Livingston, Esquire, Secretary and
         Counsel.

     6. Opinion and consent of W. Thomas Aycock, Vice President and Chief Actuary of United Investors.

     7.  Consent of Sutherland Asbill & Brennan LLP.

     8.  Consent of KPMG Peat Marwick LLP.